                                                                 MAY 1, 2009

PREFERENCE PLUS(R) INCOME ADVANTAGE ANNUITY CONTRACTS

ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group non-qualified and qualified contracts for Preference Plus Income Advantage immediate variable income annuities ("Income Annuities").

--------------------------------------------------------------------------------

Income annuities are purchased to produce a predictable source of income. There is no accumulation of cash value in an income annuity. Although certain purchasers may make withdrawals of all or part of the value of future income payments, this Income Annuity is not designed for those seeking to accumulate cash values for future withdrawal. The investment choices available to you are listed in the Contract for your Income Annuity. Your choices may include the Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

                  AMERICAN FUNDS(R)
AMERICAN FUNDS BOND         AMERICAN FUNDS GROWTH
AMERICAN FUNDS GLOBAL       AMERICAN FUNDS GROWTH-
SMALL CAPITALIZATION        INCOME
                 MET INVESTORS FUND
AMERICAN FUNDS BALANCED     MET/FRANKLIN INCOME
ALLOCATION                  MET/FRANKLIN MUTUAL
AMERICAN FUNDS GROWTH       SHARES
ALLOCATION                  MET/FRANKLIN TEMPLETON
AMERICAN FUNDS MODERATE     FOUNDING STRATEGY
ALLOCATION                  MET/TEMPLETON GROWTH
BLACKROCK LARGE CAP CORE    MFS(R) RESEARCH
CLARION GLOBAL REAL ESTATE  INTERNATIONAL
HARRIS OAKMARK              OPPENHEIMER CAPITAL
INTERNATIONAL               APPRECIATION
JANUS FORTY                 PIMCO INFLATION
LAZARD MID CAP              PROTECTED BOND
LEGG MASON PARTNERS         PIMCO TOTAL RETURN
AGGRESSIVE GROWTH           RCM TECHNOLOGY
LEGG MASON VALUE EQUITY     SSGA GROWTH AND INCOME
LORD ABBETT BOND DEBENTURE  ETF
MET/AIM SMALL CAP GROWTH    SSGA GROWTH ETF
                            T. ROWE PRICE MID CAP
                            GROWTH
                  METROPOLITAN FUND
ARTIO INTERNATIONAL STOCK   METLIFE CONSERVATIVE
BARCLAYS CAPITAL AGGREGATE  ALLOCATION
BOND INDEX                  METLIFE CONSERVATIVE TO
BLACKROCK AGGRESSIVE        MODERATE ALLOCATION
GROWTH                      METLIFE MID CAP STOCK
BLACKROCK BOND INCOME       INDEX
BLACKROCK DIVERSIFIED       METLIFE MODERATE
BLACKROCK LARGE CAP VALUE   ALLOCATION
BLACKROCK LEGACY LARGE CAP  METLIFE MODERATE TO
GROWTH                      AGGRESSIVE ALLOCATION
BLACKROCK STRATEGIC VALUE   METLIFE STOCK INDEX
DAVIS VENTURE VALUE         MFS(R) TOTAL RETURN
FI MID CAP OPPORTUNITIES    MFS(R) VALUE
FI VALUE LEADERS            MORGAN STANLEY EAFE(R)
JENNISON GROWTH             INDEX
LOOMIS SAYLES SMALL CAP     NEUBERGER BERMAN MID CAP
CORE                        VALUE
LOOMIS SAYLES SMALL CAP     OPPENHEIMER GLOBAL
GROWTH                      EQUITY
MET/ARTISAN MID CAP VALUE   RUSSELL 2000(R) INDEX
METLIFE AGGRESSIVE          T. ROWE PRICE LARGE CAP
ALLOCATION                  GROWTH
                            T. ROWE PRICE SMALL CAP
                            GROWTH
                            WESTERN ASSET MANAGEMENT
                            STRATEGIC BOND
                              OPPORTUNITIES
                            WESTERN ASSET MANAGEMENT
                            U.S. GOVERNMENT



Certain Portfolios have been subject to a name change. Please see Appendix D "Additional Information Regarding the Portfolios."
HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2009. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 51 of this Prospectus. To view and download the SAI, please visit our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 635-7775

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and American Funds(R) prospectuses, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing an Income Annuity.


 INCOME ANNUITIES
 AVAILABLE:
    - Non-Qualified

    - Qualified


 A WORD ABOUT
 INVESTMENT RISK:
 An investment in any of
 these variable annuities
 involves investment risk.
 You could lose money
 you invest. Money
 invested is NOT:

    - a bank deposit or
      obligation;

    - federally insured
      or guaranteed; or

    - endorsed by any
      bank or other
      financial
      institution.


                                 (METLIFE LOGO)

TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW................................................  4
TABLE OF EXPENSES..............................................................  6
METLIFE........................................................................  12
METROPOLITAN LIFE SEPARATE ACCOUNT E...........................................  12
VARIABLE ANNUITIES.............................................................  12
YOUR INVESTMENT CHOICES........................................................  13
  Certain Payments We Receive with Regard to the Portfolios...................   18
INCOME ANNUITIES...............................................................  20
  Income Payment Types........................................................   20
  Optional Two Year Withdrawal Feature........................................   21
    Requesting a Withdrawal....................................................  23
  Purchase Payment............................................................   23
  Allocation..................................................................   24
  The Value of Your Income Payments...........................................   24
  Reallocation Privilege......................................................   26
  Standard Withdrawal Feature.................................................   29
  Death Benefit...............................................................   31
  Charges.....................................................................   32
    Insurance-Related or Separate Account Charge...............................  32
    Investment-Related Charge..................................................  33
    Standard Withdrawal Feature Withdrawal Processing Fee......................  33
    Annual Contract Charge.....................................................  33
  Premium and Other Taxes.....................................................   33
  Free Look...................................................................   33
GENERAL INFORMATION............................................................  34
  Administration..............................................................   34
    Purchase Payments..........................................................  34
    Confirming Transactions....................................................  34
    Processing Transactions....................................................  35
     By Telephone..............................................................  35
     After Your Death..........................................................  35
     Misstatement..............................................................  35
     Third Party Requests......................................................  36
     Valuation -- Suspension of Payments.......................................  36
  Advertising Performance.....................................................   36
  Changes to Your Income Annuity..............................................   37
  Voting Rights...............................................................   38
  Who Sells the Income Annuities..............................................   38

  Financial Statements........................................................   41
  When We Can Cancel Your Income Annuity......................................   41
INCOME TAXES...................................................................  41
LEGAL PROCEEDINGS..............................................................  50
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION..................  51
APPENDIX A ANNUITY UNIT VALUES.................................................  52
APPENDIX B PREMIUM TAX TABLE...................................................  92
APPENDIX C PORTFOLIO LEGAL AND MARKETING NAMES.................................  93
APPENDIX D ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS.....................  94



The Income Annuities are not intended to be offered anywhere they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ANNUITY PURCHASE RATE

The annuity purchase rate is the dollar amount you would need to purchase an Income Annuity paying $1 per payment period. For example, if it would cost $50 to buy an annuity that pays you $1 a month for the rest of your life, then the annuity purchase rate for that life income annuity is $50. The annuity purchase rate is a component in determining the number of annuity units credited to you with your purchase payment. (The other component is the amount of the purchase payment.) The annuity purchase rate is based on the annuity income payment type you purchase (which may include the Optional Two Year Withdrawal Feature), your age, sex (where permitted), number of payments remaining and the Assumed Investment Return for variable income payments or an interest rate determined by MetLife for fixed income payments. Each time you request a reallocation between the Fixed Income Option and the investment divisions of the Separate Account or request a withdrawal, the annuity purchase rate is reset to reflect any changes in these components. The reset annuity purchase rate represents the assumed investment return or interest rate and your age, sex (where permitted) and number of payments remaining if you were purchasing the same annuity contract on the date of the reallocation or withdrawal.

ANNUITY UNIT VALUE

With an Income Annuity, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you. You choose the AIR at application. The decision is irrevocable. The AIR may range from 3% to 6%.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange".

GOOD ORDER

A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds(R).

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

Your MetLife Designated Office is the MetLife office that will generally handle the administration of your Income Annuity. Your payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-635-7775.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuities.

VARIABLE ANNUITY

An annuity in which income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" is a natural person and may mean either the purchaser of the Income Annuity or the annuitants under certain group arrangements.

 TABLE OF EXPENSES -- PREFERENCE PLUS INCOME ADVANTAGE INCOME ANNUITIES

The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Income Annuity. The first table describes charges you will pay at the time you purchase the Income Annuity, make withdrawals from your Income Annuity or make reallocations between the investment divisions of your Income Annuity. The tables do not show premium and other taxes which may apply.

---------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES


  Sales Load Imposed on Purchase Payments..................................  None
  Withdrawal Processing Fee for Standard Withdrawal Feature (of the amount
     withdrawn)(1).........................................................    6%
  Reallocation Fee(2).......................................Current Charge:  None


                                                   Maximum Guaranteed Charge: $30




1 THE WITHDRAWAL PROCESSING FEES IN THE AGGREGATE WILL NOT EXCEED 9% OF THE PURCHASE PAYMENT. SUBJECT TO METLIFE'S UNDERWRITING REQUIREMENTS, WE MAY ALSO MAKE AVAILABLE AN OPTIONAL TWO YEAR WITHDRAWAL FEATURE UNDER YOUR INCOME ANNUITY. IF THE OPTIONAL TWO YEAR WITHDRAWAL FEATURE IS AVAILABLE UNDER YOUR INCOME ANNUITY, YOU CAN CHOOSE TO ADD THIS FEATURE THAT PERMITS YOU TO WITHDRAW ADDITIONAL AMOUNTS DURING THE FIRST TWO YEARS YOU HOLD YOUR INCOME ANNUITY. THIS OPTION IS DESCRIBED IN MORE DETAIL LATER IN THIS PROSPECTUS. CHOOSING THIS OPTION WILL TYPICALLY RESULT IN LOWER INCOME PAYMENTS THAN IF THIS FEATURE HAD NOT BEEN CHOSEN.

2 WE RESERVE THE RIGHT TO LIMIT REALLOCATIONS TO ONE PER MONTH. WE ALSO RESERVE THE RIGHT TO IMPOSE A REALLOCATION FEE FOR EACH ADDITIONAL REALLOCATION IN EXCESS OF THE MAXIMUM NUMBER PERMITTED. THE AMOUNT OF THIS FEE WILL BE NO GREATER THAN $30.

--------------------------------------------------------------------------------
The second table describes the fees and expenses that you will bear periodically during the time you hold the Income Annuity, but does not include fees and expenses for the Portfolios.

  Annual Contract Fee for Income Annuities(3)...............Current Charge:  None

                                                   Maximum Guaranteed Charge: $30





Separate Account Charge(4)
  (as a percentage of the amount of underlying portfolio shares we have designated in the investment divisions to generate your income payments)
  for the American Funds Growth-Income, American Funds Growth, American
  Funds Bond and American Funds Global Small Capitalization Investment
  Divisions(4)...........................................................  1.50%
  (as a percentage of the amount of underlying portfolio shares we have designated in the investment divisions to generate your income payments)
  for all investment divisions except the American Funds Growth-Income,
  American Funds Growth, American Funds Bond and American Funds Global
  Small Capitalization Investment Divisions(4)...........................  1.25%


3 WE RESERVE THE RIGHT TO IMPOSE AN ANNUAL CONTRACT FEE. THE AMOUNT OF THIS FEE WILL BE NO GREATER THAN $30.00 ANNUALLY.

4 WE RESERVE THE RIGHT TO IMPOSE AN ADDITIONAL SEPARATE ACCOUNT CHARGE ON INVESTMENT DIVISIONS THAT WE ADD TO THE CONTRACT IN THE FUTURE. THE ADDITIONAL AMOUNT WILL NOT EXCEED THE ANNUAL RATE OF 0.25% OF THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS AS SHOWN IN THE TABLE LABELED "SEPARATE ACCOUNT CHARGE (AS A PERCENTAGE OF THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS) FOR THE AMERICAN FUNDS GROWTH-INCOME, AMERICAN FUNDS GROWTH, AMERICAN FUNDS BOND AND AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION INVESTMENT DIVISIONS."

     DIFFERENT SEPARATE ACCOUNT CHARGES FOR THE AMERICAN FUNDS(R) INVESTMENT DIVISIONS WERE IN EFFECT PRIOR TO MAY 1, 2006.

     WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.

--------------------------------------------------------------------------------
The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Income Annuity. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class B except for the Portfolios of the American Funds(R), which are Class 2 Portfolios and American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation of the Met Investors Fund which are Class C Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses.

Total Annual Metropolitan Fund, Met Investors Fund and American       Minimum*   Maximum
Funds(R)                                                              --------   -------
  Operating Expenses for the fiscal year ending December 31, 2008
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)......................................................    0.54%      1.60%


* DOES NOT TAKE INTO CONSIDERATION ANY AMERICAN FUNDS(R) PORTFOLIO, FOR WHICH AN ADDITIONAL SEPARATE ACCOUNT CHARGE APPLIES.

AMERICAN FUNDS (R) -- CLASS 2
ANNUAL EXPENSES
For fiscal year ending December 31, 2008
(as a percentage of average daily net                  DISTRIBUTION             ACQUIRED    TOTAL    CONTRACTUAL FEE   NET TOTAL
assets)                                                   AND/OR               FUND FEES    ANNUAL    WAIVER AND/OR     ANNUAL
                                           MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE       OPERATING
                                               FEE     (12B-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT   EXPENSES**
                                           -------------------------------------------------------------------------------------
American Funds Bond Fund.................     0.39%        0.25%       0.01%       --       0.65%           --           0.65%
American Funds Global Small
  Capitalization Fund....................     0.71%        0.25%       0.03%       --       0.99%           --           0.99%
American Funds Growth Fund...............     0.32%        0.25%       0.01%       --       0.58%           --           0.58%
American Funds Growth-Income Fund........     0.27%        0.25%       0.01%       --       0.53%           --           0.53%





MET INVESTORS FUND
ANNUAL EXPENSES
For fiscal year ending December 31, 2008
(as a percentage of average daily net                  DISTRIBUTION             ACQUIRED    TOTAL    CONTRACTUAL FEE   NET TOTAL
assets)                                                   AND/OR               FUND FEES    ANNUAL    WAIVER AND/OR     ANNUAL
                                           MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE       OPERATING
                                               FEE     (12B-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT   EXPENSES**
                                           -------------------------------------------------------------------------------------
American Funds Balanced Allocation
  Portfolio - Class C....................     0.10%        0.55%       0.05%     0.40%      1.10%         0.05%          1.05%(1)
American Funds Growth Allocation
  Portfolio - Class C....................     0.10%        0.55%       0.05%     0.38%      1.08%         0.05%          1.03%(1)
American Funds Moderate Allocation
  Portfolio - Class C....................     0.10%        0.55%       0.05%     0.42%      1.12%         0.05%          1.07%(1)
BlackRock Large Cap Core
  Portfolio - Class B....................     0.58%        0.25%       0.04%        --      0.87%            --          0.87%
Clarion Global Real Estate
  Portfolio - Class B....................     0.63%        0.25%       0.05%        --      0.93%            --          0.93%
Harris Oakmark International
  Portfolio - Class B....................     0.78%        0.25%       0.07%        --      1.10%            --          1.10%
Janus Forty Portfolio - Class B..........     0.64%        0.25%       0.04%        --      0.93%            --          0.93%
Lazard Mid Cap Portfolio - Class B.......     0.69%        0.25%       0.05%        --      0.99%            --          0.99%(2)
Legg Mason Partners Aggressive Growth
  Portfolio - Class B....................     0.63%        0.25%       0.02%        --      0.90%            --          0.90%
Legg Mason Value Equity Portfolio - Class
  B......................................     0.63%        0.25%       0.04%        --      0.92%            --          0.92%
Lord Abbett Bond Debenture
  Portfolio - Class B....................     0.50%        0.25%       0.03%        --      0.78%            --          0.78%
Met/AIM Small Cap Growth
  Portfolio - Class B....................     0.86%        0.25%       0.03%        --      1.14%            --          1.14%
Met/Franklin Income Portfolio - Class B..     0.80%        0.25%       0.23%        --      1.28%         0.02%          1.26%(3)
Met/Franklin Mutual Shares
  Portfolio - Class B....................     0.80%        0.25%       0.55%        --      1.60%         0.45%          1.15%(4)
Met/Franklin Templeton Founding Strategy
  Portfolio - Class B....................     0.05%        0.25%       0.08%     0.89%      1.27%         0.08%          1.19%(5)
Met/Templeton Growth Portfolio - Class
  B......................................     0.70%        0.25%       0.59%        --      1.54%         0.47%          1.07%(6)
MFS(R) Research International
  Portfolio - Class B....................     0.70%        0.25%       0.06%        --      1.01%            --          1.01%
Oppenheimer Capital Appreciation
  Portfolio - Class B....................     0.59%        0.25%       0.04%        --      0.88%            --          0.88%
PIMCO Inflation Protected Bond
  Portfolio - Class B....................     0.49%        0.25%       0.04%        --      0.78%            --          0.78%
PIMCO Total Return Portfolio - Class B...     0.48%        0.25%       0.05%        --      0.78%            --          0.78%
RCM Technology Portfolio - Class B.......     0.88%        0.25%       0.09%        --      1.22%            --          1.22%
SSgA Growth and Income ETF
  Portfolio - Class B....................     0.33%        0.25%       0.08%     0.20%      0.86%         0.03%          0.83%(7)
SSgA Growth ETF Portfolio - Class B......     0.33%        0.25%       0.08%     0.21%      0.87%         0.03%          0.84%(8)
T. Rowe Price Mid Cap Growth
  Portfolio - Class B....................     0.75%        0.25%       0.03%        --      1.03%            --          1.03%



METROPOLITAN FUND -- CLASS B
ANNUAL EXPENSES
For fiscal year ending December 31, 2008
(as a percentage of average daily net                  DISTRIBUTION             ACQUIRED    TOTAL    CONTRACTUAL FEE   NET TOTAL
assets)                                                   AND/OR               FUND FEES    ANNUAL    WAIVER AND/OR     ANNUAL
                                           MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE       OPERATING
                                               FEE     (12B-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT   EXPENSES**
                                           -------------------------------------------------------------------------------------
Artio International Stock Portfolio......     0.82%        0.25%       0.13%        --      1.20%         0.03%          1.17%(9)
Barclays Capital Aggregate Bond Index
  Portfolio..............................     0.25%        0.25%       0.04%        --      0.54%         0.01%          0.53%(10)
BlackRock Aggressive Growth Portfolio....     0.72%        0.25%       0.05%        --      1.02%            --          1.02%
BlackRock Bond Income Portfolio..........     0.38%        0.25%       0.05%        --      0.68%         0.01%          0.67%(11)
BlackRock Diversified Portfolio..........     0.45%        0.25%       0.04%        --      0.74%            --          0.74%
BlackRock Large Cap Value Portfolio......     0.67%        0.25%       0.05%        --      0.97%            --          0.97%
BlackRock Legacy Large Cap Growth
  Portfolio..............................     0.73%        0.25%       0.05%        --      1.03%         0.01%          1.02%(12)
BlackRock Strategic Value Portfolio......     0.84%        0.25%       0.05%        --      1.14%            --          1.14%
Davis Venture Value Portfolio............     0.70%        0.25%       0.03%        --      0.98%         0.04%          0.94%(13)
FI Mid Cap Opportunities Portfolio.......     0.68%        0.25%       0.07%        --      1.00%            --          1.00%
FI Value Leaders Portfolio...............     0.65%        0.25%       0.06%        --      0.96%            --          0.96%
Jennison Growth Portfolio................     0.63%        0.25%       0.04%        --      0.92%            --          0.92%
Loomis Sayles Small Cap Core Portfolio...     0.90%        0.25%       0.06%        --      1.21%         0.05%          1.16%(14)
Loomis Sayles Small Cap Growth
  Portfolio..............................     0.90%        0.25%       0.13%        --      1.28%         0.06%          1.22%(15)
Met/Artisan Mid Cap Value Portfolio......     0.81%        0.25%       0.04%        --      1.10%            --          1.10%
MetLife Aggressive Allocation Portfolio..     0.10%        0.25%       0.03%     0.72%      1.10%         0.03%          1.07%(16)
MetLife Conservative Allocation
  Portfolio..............................     0.10%        0.25%       0.02%     0.56%      0.93%         0.02%          0.91%(16)
MetLife Conservative to Moderate
  Allocation Portfolio...................     0.09%        0.25%       0.01%     0.61%      0.96%            --          0.96%(16)
MetLife Mid Cap Stock Index Portfolio....     0.25%        0.25%       0.08%        --      0.58%         0.01%          0.57%(10)
MetLife Moderate Allocation Portfolio....     0.07%        0.25%          --     0.65%      0.97%            --          0.97%(16)
MetLife Moderate to Aggressive Allocation
  Portfolio..............................     0.07%        0.25%          --     0.68%      1.00%            --          1.00%(16)
MetLife Stock Index Portfolio............     0.25%        0.25%       0.04%        --      0.54%         0.01%          0.53%(10)
MFS(R) Total Return Portfolio............     0.53%        0.25%       0.05%        --      0.83%            --          0.83%
MFS(R) Value Portfolio...................     0.72%        0.25%       0.08%        --      1.05%         0.07%          0.98%(17)
Morgan Stanley EAFE(R) Index Portfolio...     0.30%        0.25%       0.12%     0.01%      0.68%         0.01%          0.67%(18)
Neuberger Berman Mid Cap Value
  Portfolio..............................     0.65%        0.25%       0.04%        --      0.94%            --          0.94%
Oppenheimer Global Equity Portfolio......     0.52%        0.25%       0.09%        --      0.86%            --          0.86%
Russell 2000(R) Index Portfolio..........     0.25%        0.25%       0.07%     0.01%      0.58%         0.01%          0.57%(10)
T. Rowe Price Large Cap Growth
  Portfolio..............................     0.60%        0.25%       0.07%        --      0.92%            --          0.92%
T. Rowe Price Small Cap Growth
  Portfolio..............................     0.51%        0.25%       0.08%        --      0.84%            --          0.84%
Western Asset Management Strategic Bond
  Opportunities Portfolio................     0.60%        0.25%       0.05%        --      0.90%            --          0.90%
Western Asset Management U.S. Government
  Portfolio..............................     0.48%        0.25%       0.04%        --      0.77%            --          0.77%




* ACQUIRED FUND FEES AND EXPENSES ARE FEES AND EXPENSES INCURRED INDIRECTLY BY A PORTFOLIO AS A RESULT OF INVESTING IN SHARES OF ONE OR MORE UNDERLYING PORTFOLIOS.

** NET TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT: (1) VOLUNTARY WAIVERS OF FEES OR EXPENSES; (2) CONTRACTUAL WAIVERS THAT ARE IN EFFECT FOR LESS THAN ONE YEAR FROM THE DATE OF THIS PROSPECTUS; OR (3) EXPENSE REDUCTIONS RESULTING FROM CUSTODIAL FEE CREDITS OR DIRECTED BROKERAGE ARRANGEMENTS.

1 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN PORTFOLIOS OF THE AMERICAN FUNDS INSURANCE SERIES. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE. THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.10%.

2 OTHER EXPENSES INCLUDE 0.02% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

3 THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES. DUE TO A VOLUNTARY MANAGEMENT FEE WAIVER NOT REFLECTED IN THE TABLE, THE PORTFOLIO'S ACTUAL NET OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2008 WERE 0.88% FOR THE CLASS A SHARES AND 1.14% FOR THE CLASS B SHARES.

4 THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES.

5 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS EQUALLY IN THREE OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST: THE MET/FRANKLIN INCOME PORTFOLIO, THE MET/FRANKLIN MUTUAL SHARES PORTFOLIO AND THE MET/TEMPLETON GROWTH PORTFOLIO. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.05%.

6 THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.80%, EXCLUDING 12B-1 FEES. DUE TO A VOLUNTARY MANAGEMENT FEE WAIVER NOT REFLECTED IN THE TABLE, THE PORTFOLIO'S ACTUAL NET OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2008 WERE 0.80% FOR THE CLASS A SHARES AND 1.05% FOR THE CLASS B SHARES.

7 THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO WAIVE A PORTION OF THE MANAGEMENT FEE EQUAL TO 0.03% OF THE FIRST $500 MILLION OF AVERAGE DAILY NET ASSETS.

     THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE AGREEMENT AS IF THE FEES HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR. OTHER EXPENSES INCLUDE 0.03% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

8 THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO WAIVE A PORTION OF THE MANAGEMENT FEE EQUAL TO 0.03% OF THE FIRST $500 MILLION OF AVERAGE DAILY NET ASSETS.

     THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE AGREEMENT AS IF THE FEES HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR. OTHER EXPENSES INCLUDE 0.02% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

9 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.81% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.78% FOR THE NEXT $500 MILLION.

10 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.243%.

11 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.325% FOR THE PORTFOLIO'S AVERAGE DAILY NET ASSETS IN EXCESS OF $1 BILLION BUT LESS THAN $2 BILLION.

12 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.73% FOR THE FIRST $300 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.705% FOR THE NEXT $700 MILLION.

13 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.75% FOR THE FIRST $50 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.70% FOR THE NEXT $450 MILLION, 0.65% FOR THE NEXT $4 BILLION, AND 0.625% FOR AMOUNTS OVER $4.5 BILLION.

14 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $500 MILLION.

15 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $100 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $100 MILLION.

16 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

     METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO WAIVE FEES OR PAY ALL EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) SO AS TO LIMIT NET OPERATING EXPENSES OF THE PORTFOLIO TO 0.10% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES, 0.35% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES AND 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS E SHARES.

17 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.65% FOR THE FIRST $1.25 BILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.60% FOR THE NEXT $250 MILLION, AND 0.50% FOR AMOUNTS OVER $1.5 BILLION.

18 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.293%.

EXAMPLES
   The examples are intended to help you compare the cost of investing in the Income Annuity with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  -  there was no allocation to the Fixed Income Option;
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  you purchased the Optional Two Year Withdrawal Feature;
  -  no withdrawals have been taken;
  -  the underlying Portfolio earns a 5% annual return; and
  -  the AIR is 3%.

                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum...............................................   $288     $822    $1,301    $2,248
Minimum...............................................   $182     $525    $  838    $1,481


EXAMPLE 2.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  -  there was no allocation to the Fixed Income Option;
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  you purchased the Optional Two Year Withdrawal Feature;
  -  no withdrawals have been taken;
  -  the underlying Portfolio earns a 5% annual return; and
  -  the AIR is 4%.

                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum...............................................   $288     $817    $1,284    $2,184
Minimum...............................................   $182     $521    $  827    $1,438

EXAMPLE 3.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  -  there was no allocation to the Fixed Income Option;
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  you purchased the Optional Two Year Withdrawal Feature;
  -  no withdrawals have been taken;
  -  the underlying Portfolio earns a 5% annual return; and
  -  the AIR is 5%.

                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum...............................................   $288     $811    $1,267    $2,121
Minimum...............................................   $182     $517    $  816    $1,396


EXAMPLE 4.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  -  there was no allocation to the Fixed Income Option;
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  you purchased the Optional Two Year Withdrawal Feature;
  -  no withdrawals have been taken;
  -  the underlying Portfolio earns a 5% annual return; and
  -  the AIR is 6%.

                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum...............................................   $288     $806    $1,249    $2,059
Minimum...............................................   $182     $514    $  804    $1,354


ANNUITY UNIT VALUES

ANNUITY UNIT VALUES MAY BE FOUND IN APPENDIX A.

METLIFE

Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc. (NYSE: MET). MetLife's home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States and Latin America, Europe and Asia Pacific. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.

METROPOLITAN LIFE SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Income Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES

Income annuities are usually purchased to produce a predictable source of income in retirement. There is no accumulation of cash value in an income annuity. Instead, you are purchasing a promise to receive periodic payments from the issuing insurance company under the terms of the contract. Typically, since income payments begin within twelve months, the annuity is known as an "immediate" annuity. The group Income Annuities are also available to employers, associations, trusts or other groups for their employees, members or participants.

Income Annuities are "variable" because the value of your income payment varies based on the investment performance of the investment divisions you choose. The income payment under your Income Annuity may go up or down. Since the investment performance is not guaranteed, your income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

Income Annuities have a fixed payment option called the "Fixed Income Option", which may not be available in your state. Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices, the amount of your purchase payment and whether you select the Optional Two Year Withdrawal Feature, if it is available under your Income Annuity.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, Met Investors Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds(R) prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions.

12b-1 Plan fees are imposed on all Metropolitan Fund and Met Investors Fund Portfolios, which are Class B except for American Funds Balanced Allocation, American Funds Growth Allocation, and American Funds Moderate Allocation Portfolios of the Met Investors Fund which are Class C, and American Fund Portfolios which are Class 2.

The investment choices are listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix C Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for income payments to increase over the long term where our Fixed Income Payment Option will not increase. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk you assume will depend on the investment divisions you choose. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your income payments are subject to the risks associated with investing in stocks and bonds, your variable income payments based on amounts allocated to the investment divisions may go down as well as up.

METROPOLITAN FUND INCOME ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "income allocation portfolios", are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these income allocation portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the income allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the income allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the income allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the income allocation services provided by MetLife Advisers.

MET INVESTORS FUND INCOME ALLOCATION PORTFOLIOS

The American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, also known as "income allocation portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in portfolios of the American Funds Insurance Series(R). Therefore, each of these income allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the income allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the income allocation portfolio invests. Underlying portfolios consist of American Funds(R) portfolios that are currently available for investment directly under the Contract and other underlying American Funds(R) portfolios which are not made available directly under the Contract.

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

The Met/Franklin Templeton Founding Strategy Portfolio is a "funds of funds" Portfolio that invests equally in three other portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are income allocation portfolios and "funds of funds" which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each Portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the Portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.


                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
          PORTFOLIO                   INVESTMENT OBJECTIVE              MANAGER
          ---------                   --------------------        -------------------
      AMERICAN FUNDS(R)
American Funds Bond Fund        Seeks to maximize current         Capital Research
                                income and preserve capital by    and Management
                                investing primarily in fixed-     Company
                                income securities.
American Funds Global Small     Seeks capital appreciation        Capital Research
  Capitalization Fund           through stocks.                   and Management
                                                                  Company
American Funds Growth Fund      Seeks capital appreciation        Capital Research
                                through stocks.                   and Management
                                                                  Company
American Funds Growth-Income    Seeks both capital appreciation   Capital Research
  Fund                          and income.                       and Management
                                                                  Company
     MET INVESTORS FUND#
American Funds Balanced         Seeks a balance between a high    MetLife Advisers,
  Allocation Portfolio          level of current income and       LLC
                                growth of capital with a
                                greater emphasis on growth of
                                capital.
American Funds Growth           Seeks growth of capital.          MetLife Advisers,
  Allocation Portfolio                                            LLC
American Funds Moderate         Seeks a high total return in      MetLife Advisers,
  Allocation Portfolio          the form of income and growth     LLC
                                of capital, with a greater
                                emphasis on income.
BlackRock Large Cap Core        Seeks long-term capital growth.   MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
Clarion Global Real Estate      Seeks to provide total return     MetLife Advisers,
  Portfolio                     through investment in real        LLC
                                estate securities, emphasizing    Sub-Investment
                                both capital appreciation and     Manager: ING
                                current income.                   Clarion Real Estate
                                                                  Securities, L.P.
Harris Oakmark International    Seeks long-term capital           MetLife Advisers,
  Portfolio                     appreciation.                     LLC
                                                                  Sub-Investment
                                                                  Manager: Harris
                                                                  Associates L.P.

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
          PORTFOLIO                   INVESTMENT OBJECTIVE              MANAGER
          ---------                   --------------------        -------------------
Janus Forty Portfolio           Seeks capital appreciation.       MetLife Advisers,
                                                                  LLC
                                                                  Sub-Investment
                                                                  Manager: Janus
                                                                  Capital Management
                                                                  LLC
Lazard Mid Cap Portfolio        Seeks long-term growth of         MetLife Advisers,
                                capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Lazard
                                                                  Asset Management
                                                                  LLC
Legg Mason Partners             Seeks capital appreciation.       MetLife Advisers,
  Aggressive Growth Portfolio                                     LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  ClearBridge
                                                                  Advisors, LLC
Legg Mason Value Equity         Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Legg Mason
                                                                  Capital Management.
                                                                  Inc.
Lord Abbett Bond Debenture      Seeks high current income and     MetLife Advisers,
  Portfolio                     the opportunity for capital       LLC
                                appreciation to produce a high    Sub-Investment
                                total return.                     Manager: Lord,
                                                                  Abbett & Co. LLC
Met/AIM Small Cap Growth        Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Invesco
                                                                  Aim Capital
                                                                  Management, Inc.
Met/Franklin Income Portfolio   Seeks to maximize income while    MetLife Advisers,
                                maintaining prospects for         LLC
                                capital appreciation.             Sub-Investment
                                                                  Manager: Franklin
                                                                  Advisers, Inc.
Met/Franklin Mutual Shares      Seeks capital appreciation,       MetLife Advisers,
  Portfolio                     which may occasionally be         LLC
                                short-term. The Portfolio's       Sub-Investment
                                secondary investment objective    Manager: Franklin
                                is income.                        Mutual Advisers,
                                                                  LLC
Met/Franklin Templeton          Seeks capital appreciation and    MetLife Advisers,
  Founding Strategy Portfolio   secondarily seeks income.         LLC
Met/Templeton Growth            Seeks long-term capital growth.   MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager: Templeton
                                                                  Global Advisors
                                                                  Limited
MFS(R) Research International   Seeks capital appreciation.       MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  Massachusetts
                                                                  Financial Services
                                                                  Company
Oppenheimer Capital             Seeks capital appreciation.       MetLife Advisers,
  Appreciation Portfolio                                          LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  OppenheimerFunds,
                                                                  Inc.
PIMCO Inflation Protected       Seeks to provide maximum real     MetLife Advisers,
  Bond Portfolio                return, consistent with           LLC
                                preservation of capital and       Sub-Investment
                                prudent investment management.    Manager: Pacific
                                                                  Investment
                                                                  Management Company
                                                                  LLC
PIMCO Total Return Portfolio    Seeks maximum total return,       MetLife Advisers,
                                consistent with the               LLC
                                preservation of capital and       Sub-Investment
                                prudent investment management.    Manager: Pacific
                                                                  Investment
                                                                  Management Company
                                                                  LLC
RCM Technology Portfolio        Seeks capital appreciation; no    MetLife Advisers,
                                consideration is given to         LLC
                                income.                           Sub-Investment
                                                                  Manager: RCM
                                                                  Capital Management
                                                                  LLC
SSgA Growth and Income ETF      Seeks growth of capital and       MetLife Advisers,
  Portfolio                     income.                           LLC
                                                                  Sub-Investment
                                                                  Manager: SSgA Funds
                                                                  Management, Inc.

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
          PORTFOLIO                   INVESTMENT OBJECTIVE              MANAGER
          ---------                   --------------------        -------------------
SSgA Growth ETF Portfolio       Seeks growth of capital.          MetLife Advisers,
                                                                  LLC
                                                                  Sub-Investment
                                                                  Manager: SSgA Funds
                                                                  Management, Inc.
T. Rowe Price Mid Cap Growth    Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: T. Rowe
                                                                  Price Associates,
                                                                  Inc.
      METROPOLITAN FUND
Artio International Stock       Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Artio
                                                                  Global Management,
                                                                  LLC
Barclays Capital Aggregate      Seeks to equal the performance    MetLife Advisers,
  Bond Index Portfolio          of the Barclays Capital U.S.      LLC
                                Aggregate Bond Index.             Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
BlackRock Aggressive Growth     Seeks maximum capital             MetLife Advisers,
  Portfolio                     appreciation.                     LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Bond Income           Seeks a competitive total         MetLife Advisers,
  Portfolio                     return primarily from investing   LLC
                                in fixed-income securities.       Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Diversified           Seeks high total return while     MetLife Advisers,
  Portfolio                     attempting to limit investment    LLC
                                risk and preserve capital.        Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Large Cap Value       Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Legacy Large Cap      Seeks long-term growth of         MetLife Advisers,
  Growth Portfolio              capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Strategic Value       Seeks high total return,          MetLife Advisers,
  Portfolio                     consisting principally of         LLC
                                capital appreciation.             Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
Davis Venture Value Portfolio   Seeks growth of capital.          MetLife Advisers,
                                                                  LLC
                                                                  Sub-Investment
                                                                  Manager: Davis
                                                                  Selected Advisers,
                                                                  L.P.
FI Mid Cap Opportunities        Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Pyramis
                                                                  Global Advisors,
                                                                  LLC
FI Value Leaders Portfolio      Seeks long-term growth of         MetLife Advisers,
                                capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Pyramis
                                                                  Global Advisors,
                                                                  LLC
Jennison Growth Portfolio       Seeks long-term growth of         MetLife Advisers,
                                capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Jennison
                                                                  Associates LLC
Loomis Sayles Small Cap Core    Seeks long-term capital growth    MetLife Advisers,
  Portfolio                     from investments in common        LLC
                                stocks or other equity            Sub-Investment
                                securities.                       Manager: Loomis,
                                                                  Sayles & Company,
                                                                  L.P.
Loomis Sayles Small Cap         Seeks long-term capital growth.   MetLife Advisers,
  Growth Portfolio                                                LLC
                                                                  Sub-Investment
                                                                  Manager: Loomis,
                                                                  Sayles & Company,
                                                                  L.P.

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
          PORTFOLIO                   INVESTMENT OBJECTIVE              MANAGER
          ---------                   --------------------        -------------------
Met/Artisan Mid Cap Value       Seeks long-term capital growth.   MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager: Artisan
                                                                  Partners Limited
                                                                  Partnership
MetLife Aggressive Allocation   Seeks growth of capital.          MetLife Advisers,
  Portfolio                                                       LLC
MetLife Conservative            Seeks high level of current       MetLife Advisers,
  Allocation Portfolio          income, with growth of capital    LLC
                                as a secondary objective.
MetLife Conservative to         Seeks high total return in the    MetLife Advisers,
  Moderate Allocation           form of income and growth of      LLC
  Portfolio                     capital, with a greater
                                emphasis on income.
MetLife Mid Cap Stock Index     Seeks to equal the performance    MetLife Advisers,
  Portfolio                     of the Standard & Poor's Mid      LLC
                                Cap 400(R) Composite Stock        Sub-Investment
                                Price Index.                      Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
MetLife Moderate Allocation     Seeks a balance between a high    MetLife Advisers,
  Portfolio                     level of current income and       LLC
                                growth of capital, with a
                                greater emphasis on growth of
                                capital.
MetLife Moderate to             Seeks growth of capital.          MetLife Advisers,
  Aggressive Allocation                                           LLC
  Portfolio
MetLife Stock Index Portfolio   Seeks to equal the performance    MetLife Advisers,
                                of the Standard & Poor's 500(R)   LLC
                                Composite Stock Price Index.      Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
MFS(R) Total Return Portfolio   Seeks a favorable total return    MetLife Advisers,
                                through investment in a           LLC
                                diversified portfolio.            Sub-Investment
                                                                  Manager:
                                                                  Massachusetts
                                                                  Financial Services
                                                                  Company
MFS(R) Value Portfolio          Seeks capital appreciation.       MetLife Advisers,
                                                                  LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  Massachusetts
                                                                  Financial Services
                                                                  Company
Morgan Stanley EAFE(R) Index    Seeks to equal the performance    MetLife Advisers,
  Portfolio                     of the MSCI EAFE(R) Index.        LLC
                                                                  Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
Neuberger Berman Mid Cap        Seeks capital growth.             MetLife Advisers,
  Value Portfolio                                                 LLC
                                                                  Sub-Investment
                                                                  Manager: Neuberger
                                                                  Berman Management
                                                                  LCC
Oppenheimer Global Equity       Seeks capital appreciation.       MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  OppenheimerFunds,
                                                                  Inc.
Russell 2000(R) Index           Seeks to equal the return of      MetLife Advisers,
  Portfolio                     the Russell 2000(R) Index.        LLC
                                                                  Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
T. Rowe Price Large Cap         Seeks long-term growth of         MetLife Advisers,
  Growth Portfolio              capital and, secondarily,         LLC
                                dividend income.                  Sub-Investment
                                                                  Manager: T. Rowe
                                                                  Price Associates,
                                                                  Inc.
T. Rowe Price Small Cap         Seeks long-term capital growth.   MetLife Advisers,
  Growth Portfolio                                                LLC
                                                                  Sub-Investment
                                                                  Manager: T. Rowe
                                                                  Price Associates,
                                                                  Inc.
Western Asset Management        Seeks to maximize total return    MetLife Advisers,
  Strategic Bond                consistent with preservation of   LLC
  Opportunities Portfolio       capital.                          Sub-Investment
                                                                  Manager: Western
                                                                  Asset Management
                                                                  Company

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
          PORTFOLIO                   INVESTMENT OBJECTIVE              MANAGER
          ---------                   --------------------        -------------------
Western Asset Management U.S.   Seeks to maximize total return    MetLife Advisers,
  Government Portfolio          consistent with preservation of   LLC
                                capital and maintenance of        Sub-Investment
                                liquidity.                        Manager: Western
                                                                  Asset Management
                                                                  Company




# PRIOR TO MAY 1, 2009, MET ADVISORY, LLC WAS THE INVESTMENT MANAGER OF MET INVESTORS FUND. ON MAY 1, 2009, MET INVESTORS ADVISORY, LLC MERGED WITH AND INTO METLIFE ADVISERS, LLC, AND METLIFE ADVISERS, LLC HAS NOW BECOME THE INVESTMENT MANAGER OF THE MET INVESTORS FUND.

Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

* We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliates, MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Income Annuity and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Income Annuity and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Income Annuity.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. The Distribution Plans are described in more detail in the prospectuses for the Portfolios. (See the Fee Table and "Who Sells the Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

We select the Portfolios offered through this Income Annuity based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment management firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or its sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Income Annuities")

INCOME ANNUITIES

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately. You may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option, if this option is available in your state. We guarantee the amount of the income payment paid to you from the Fixed Income Option based upon your current allocation to that option. The amount of the guaranteed payments will not change until you make a reallocation or withdrawal from the Fixed Income Option. The annuity purchase rates we apply to the Fixed Income Option of the Income Annuity are not as favorable as those applied to other immediate annuities we issue.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

* Non-Qualified                      * Qualified


If you have accumulated amounts in any of your employer's, association's or group's investment vehicles (for example, Traditional IRAs, 401(k)s, Keoghs, 401(a)s, 403(a)s, 403(b)s, 457s, or SIMPLE IRAs after two years), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as all applicable Federal income tax requirements are met.

INCOME PAYMENT TYPES
Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Many times, the Owner and the Annuitant are the same person.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." Whether you choose the Optional Two Year Withdrawal Feature, if permitted under your Income Annuity, will affect the amount of your income payments. Typically, income payment types which have the Optional Two Year Withdrawal Feature will result in lower income payments than income payment types without this feature. The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments.

When deciding how to receive income, consider:

* The amount of income you need;

* The amount you expect to receive from other sources;

* The growth potential of other investments; and

* How long you would like your income to last.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Due to underwriting, administrative or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

OPTIONAL TWO YEAR WITHDRAWAL FEATURE
Subject to MetLife's underwriting requirements, we may make available an Optional Two Year Withdrawal Feature under your Income Annuity. If the Optional Two Year Withdrawal Feature is available under your Income Annuity, you can choose to add this optional withdrawal feature. The decision to add this feature is made at application and is irrevocable. The Optional Two Year Withdrawal Feature may not be available in all states. Your employer, association or other group contract holder may limit the availability of the Optional Two Year Withdrawal Feature.

If you purchase an Income Annuity with this feature, the income payments you receive typically will be lower than income payments that you would have received had you purchased the Income Annuity without this feature. The amount by which your income payment will be reduced will depend upon your life expectancy during the permitted withdrawal period (except if you purchase the Income Annuity for a Guaranteed Period), the income type you choose and the amount of the purchase payment.



Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the Optional Two Year Withdrawal Feature, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

Please note that the purchase of the Optional Two Year Withdrawal Feature may not be appropriate under certain deferred compensation or severance arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the Optional Two Year Withdrawal Feature may not be appropriate under defined benefit plans.

HOW THE OPTIONAL TWO YEAR WITHDRAWAL FEATURE WORKS

You may withdraw up to an amount equal to the "fair market value" of the income payments under the Income Annuity during the first two years after we issue the Income Annuity. We calculate the "fair market value" as follows:

* First, we determine what your revised income payment would be based on the applicable Annuity Unit Value as of the date of the withdrawal;

* Then we calculate the maximum permissible withdrawal amount by multiplying the revised income payment by an updated annuity purchase rate.

If you withdraw this maximum amount from the Income Annuity during the first two years, there will be no value left in the Income Annuity. Consequently, we will then have no further obligations to you; you will receive no further income payments or death benefit.

If you withdraw less than the maximum amount permitted, each future income payment will be reduced by the percentage equal to the ratio of the withdrawal amount to the maximum permissible withdrawal amount.


EXAMPLE: HOW THE OPTIONAL TWO YEAR WITHDRAWAL FEATURE WORKS

Assume the following:

  -  You are aged 65 on the issue date of the contract;

  -  Your purchase payment is $100,000;

  -  You elected the Optional Two Year Withdrawal Feature rider;

  - You allocate 100% of the purchase payment to one of the investment divisions;

  -  You elected a Lifetime Income Annuity income payment type;

  -  Your first payment date was within 10 days of the issue date;

  - The annuity purchase rate on the date of issue for the income payment type you elected was $5.00 per $1000;

  - The Annuity Unit Value for the investment division to which you allocated the purchase payment was $10.00;

Your initial monthly income payment was thus $500.00 ($100,000/1000 X $5) and you had 50 annuity units in the investment division. Now assume that one year later you are aged 66 and you elect to make a full withdrawal under the Optional Two Year Withdrawal Feature. Assume that the then current annuity purchase rate at age 66 for a Lifetime Income Annuity income payment type with 1 year left to run on the Optional Two Year Withdrawal Feature is $5.40 per $1000.

Assume further that the Annuity Unit Value on the date of the withdrawal is $12.00. The fair market value of the income payments is thus 50 ANNUITY UNITS X $12.00 ANNUITY UNIT VALUE X 1000/$5.40 OR $111,111.11. However, if the Annuity Unit Value were $8.00 on the withdrawal date, the fair market value would be 50 X $8.00 X 1000/$5.40 OR $74,074.07.

REQUESTING A WITHDRAWAL

At your request, we will provide an estimate for you of the maximum amount available for withdrawal and the amount by which your income payments would be reduced if a particular withdrawal were taken under the Income Annuity.

You generally may make a withdrawal on any business day that the Exchange is open during the permitted withdrawal period.

Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if you want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. We will take the withdrawal proportionately from each investment division and the Fixed Income Option in which you then had an allocation.

Withdrawals must be at least $1,000. If any withdrawal during the first two years after purchase would decrease total expected annual payments below $1,200, then we will treat this as a request for a full withdrawal of the fair market value and we will make no further payments.

We reserve the right to require receipt of a properly executed spousal consent to the extent applicable and required under the Internal Revenue Code, the Employee Retirement Income Security Act of 1974 or the Retirement Equity Act of 1984 prior to the payment of any withdrawal.

We reserve the right to limit, reduce or eliminate this option in the future where required to comply with Federal tax law to protect you and other contract holders in the investment divisions from adverse tax consequences.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

PURCHASE PAYMENT

You must purchase the Income Annuity with one purchase payment of at least $25,000. You must be at least the age of majority in your state. The oldest annuitant may not be older than 90 years old (age limit may be lower, if required by your state), if an income payment type with a life contingency is purchased. Purchase of certain income payment types may be limited by Federal income tax regulations. We reserve the right to refuse a purchase payment of $1,000,000 or more.

ALLOCATION
You decide what portion of your purchase payment is allocated to each of the variable investment divisions and the Fixed Income Option.

THE VALUE OF YOUR INCOME PAYMENTS

INITIAL VARIABLE INCOME PAYMENT

The initial variable income payment is a hypothetical payment which is calculated based on the amount of your purchase payment and the annuity purchase rate, which reflects the age and sex (where permitted) of the measuring lives and the income payment type selected (including the Optional Two Year Withdrawal Feature, if applicable) and the AIR ("Assumed Investment Return"). This initial variable income payment is used to establish the number of annuity units credited to you. It is not the amount of your actual first variable income payment unless your first income payment is due within 10 days after we issue the Income Annuity.

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount from the net purchase payment (or reallocation) and the current annuity purchase rate. We then divide the initial income payment allocated to an investment division by that investment division's Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

EXAMPLE: DETERMINING THE NUMBER OF ANNUITY UNITS

Assume the following:

  - We calculate an initial variable income payment based on the annuity purchase rate (which reflects the AIR, income payment type (including whether the Optional Two Year Withdrawal Feature was chosen) and the age and sex (where permitted) of the measuring lives and the amount of the net purchase payment. (For example, if we assume an annuity purchase rate of $100 and the net purchase payment is $100,000, the initial variable income payment is $1,000. $100,000 / $100 = $1,000).

  - You have chosen to allocate this $1,000 in equal amounts to two investment divisions (i.e., $500 to each); and

  - On the day we receive all documents in good order and issue the Contract, the annuity unit values for investment division A is $10.00 and for investment division B is $12.50.

We credit the Income Annuity with annuity units as follows:

     $500 / $10.00 = 50 ANNUITY UNITS ALLOCATED TO INVESTMENT DIVISION A $500 / $12.50 = 40 ANNUITY UNITS ALLOCATED TO INVESTMENT DIVISION B

Then, to calculate your variable income payment, we multiply the number of annuity units by the current Annuity Unit Value.


AIR AS A BENCHMARK FOR INCOME PAYMENTS

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

THE EFFECT OF THE AIR ON SUBSEQUENT VARIABLE INCOME PAYMENTS
(Assumes no reallocations between income payments)

If the net investment experience:    Your variable income payment
                                     will (relative to the previous
                                     income payment):
  Exceeds the AIR                      Increase
  Equals the AIR                       Stay the same
  Is less than the AIR                 Decrease



EXAMPLE OF A 3% AIR

Assume that the initial variable income payment for an investment division is $1,000. Also assume that when we calculate your next income payment the investment experience for the underlying Portfolio (minus the insurance-related charge or Separate Account charge) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division would be $1,067.96. The percentage change between the initial variable income payment and your next income payment is a 6.8% INCREASE.

However, assume instead that the investment experience for the underlying Portfolio (minus the insurance-related charge or Separate Account charge) is down 10% (does not exceed the AIR). Your next variable income payment would be $873.79. Note that the percentage change between the initial variable income payment and your next income payment is a 12.6% DECREASE.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

* Then, we divide by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

* Finally, we multiply the previous Annuity Unit Value by this result.

EXAMPLE: CALCULATING THE ANNUITY UNIT VALUE

Assume the following:

  -  Yesterday's Annuity Unit Value was $10.20;

  - The number we calculate for today's change in investment experience (which reflects the deduction for the investment-related charge) is 1.02 (up 2%);

  - The daily equivalent of the Separate Account charge for all investment divisions (except the American Funds Growth, American Funds Growth-Income, American Funds Bond and American Funds Global Small Capitalization Investment Divisions) is 0.000034035; and

  -  The daily equivalent of the adjustment for a 3% AIR is 1.0000809863.

The new Annuity Unit Value is:
  (1.02 - 0.000034035) / 1.0000809863 X $10.20 = $10.40

However, now assume that today's change in investment experience (which reflects the deduction for the investment-related charge) is .98 (down 2%) instead of 1.02.

The new Annuity Unit Value is:
  (.98 - 0.000034035) / 1.0000809863 X $10.20 = $9.99

REALLOCATION PRIVILEGE

You can reallocate among the investment divisions and the Fixed Income Option.

Currently, there is no charge to make a reallocation. (We reserve the right to impose a reallocation fee in the future. The amount of this fee will be no greater than $30.) Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.

For us to process a reallocation, you must tell us:

  -  The percentage of the income payment to be reallocated;

  - The investment divisions (or Fixed Income Option) from which you want the income payment to be reallocated; and

  - The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

  - First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

  - Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

  - Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option for the Income Annuity on the date of your reallocation;

  - Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.





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

When you request a reallocation from the Fixed Income Option to an investment division, a similar adjustment will be made to your payment at the time of the reallocation. However, in this case the payment adjustment will be determined by multiplying the income payment amount to be reallocated from the Fixed Income Option by the ratio of the annuity purchase rate determined in the third step above divided by the annuity purchase rate determined in the second step above.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

Here are examples of the effect of a reallocation on the income payment:

  - Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your fixed income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units as investment division A will be decreased as well.)

  - Suppose you choose to reallocate 40% of your $100 fixed payment supported by the Fixed Income Option to a variable income payment supported by investment division A. Assume again that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment supported by investment division A will be increased by $40 x ($100 / $125) or $32, and your fixed income payment supported by the Fixed Income Option will be decreased by $40. (The number of annuity units in investment division A will be increased as well.)

  - Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions.)

Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, BlackRock Strategic Value, Clarion Global Real Estate, Harris Oakmark International, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/AIM Small Cap Growth, Met/Templeton Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of transfer/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other contract owners, participants/annuitants or other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Income Annuity. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide the Portfolio promptly upon request certain information about the trading activity of individual contact owners, participants/annuitants, and to execute instructions from the Portfolio to restrict or prohibit further transfer/reallocations by specific contract owners, participants/annuitants who violate the frequent trading policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans, or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract Owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

STANDARD WITHDRAWAL FEATURE

This feature varies by your income payment type (described earlier). The Standard Withdrawal Feature may not be available in all states. Currently, this feature is only available if you purchase an Income Annuity with an income payment type that has a guarantee period.

If you have elected the Optional Two Year Withdrawal Feature, all withdrawals during the first two years that you hold the Income Annuity will be governed by that feature.

If you have elected the Optional Two Year Withdrawal Feature and you have held the Income Annuity for more than two years or have not elected the Optional Two Year Withdrawal Feature and you take a withdrawal, the Standard Withdrawal Feature will apply.

Purchase of a term certain or life contingent annuity with a guarantee period for this product may result in adverse tax consequences to the participant under certain types of deferred compensation arrangements such as PEDC plans of a tax-exempt employer. The Standard Withdrawal Feature during the guarantee period may result in acceleration of taxation of the withdrawal value.

Consult your tax adviser prior to the purchase of an income annuity providing this withdrawal option in the IRA and other tax qualified markets. It is unclear whether the reduction in remaining payments during the guarantee period only is permitted under the required minimum distribution rules.

Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the Standard Withdrawal Feature, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

Please note that the Standard Withdrawal Feature may not be appropriate under certain deferred compensation or severance arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the Standard Withdrawal Feature may not be appropriate under defined benefit plans.

HOW THE STANDARD WITHDRAWAL FEATURE WORKS

You may make withdrawals of the "fair market value" of the income payments in the remaining guarantee period under the Income Annuity.

You may make withdrawals if you purchased an Income Annuity with one of the following income types:

* Lifetime Income Annuity with a Guarantee Period;

* Lifetime Income Annuity for Two with a Guarantee Period; or

* Income Annuity for a Guaranteed Period.

We calculate the "fair market value" of these guaranteed payments as follows:

* First, we determine what your revised income payment would be based on the applicable Annuity Unit Value as of the date of the withdrawal;

* Then we multiply the revised income payment by an updated annuity purchase rate that reflects only the payments in the remaining guarantee period of the Income Annuity.

Each future income payment in the remaining guarantee period after a withdrawal during the guarantee period will be reduced proportionately by the percentage equal to the ratio of the withdrawal amount to the full "fair market value" of the payments in the remaining guarantee period at the time of the withdrawal.

You may make an unlimited number of withdrawals during the guarantee period as long as no withdrawal reduces your revised income payment to less than 25% of the actual initial income payment or, if greater, $100 per month (or $1,200 annualized, if payable other than monthly), except for the Income Annuity for a Guaranteed Period. In that case, you may make an unlimited number of withdrawals and withdraw the full "fair market value" of the income payments in the guaranteed period. Any income payments payable after the guarantee period will not be reduced by the withdrawals you made.

WITHDRAWAL PROCESSING FEE

When you make a withdrawal using the Standard Withdrawal Feature, you pay a withdrawal processing fee. This fee is equal to 6% of the amount withdrawn. The withdrawal processing fees in the aggregate will not exceed 9% of the purchase payment. The amount payable to you equals the amount withdrawn, less the withdrawal processing fee.

REQUESTING A WITHDRAWAL

At your request, we will provide an estimate for you of the maximum amount available for withdrawal and the amount by which your income payments would be reduced if a particular withdrawal were taken under the Income Annuity.

You generally may make a withdrawal on any business day that the Exchange is open during the permitted withdrawal period.

Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if you want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. We will take the withdrawal proportionately from each investment division and the Fixed Income Option in which you then had an allocation.

Withdrawals must be at least $1,000. If any withdrawal would decrease total expected annual payments below our minimums, then we will deny your request.

We reserve the right to require receipt of a properly executed spousal consent to the extent applicable and required under the Internal Revenue Code, the Employee Retirement Income Security Act of 1974 or the Retirement Equity Act of 1984 prior to the payment of any withdrawal.

We reserve the right to limit, reduce or eliminate this feature in the future where required to comply with Federal tax law to protect you and other contract holders in the investment divisions from adverse tax consequences.

DEATH BENEFIT

IF YOU OR THE LAST SURVIVING ANNUITANT SHOULD DIE BEFORE PAYMENTS COMMENCE OR THE "ANNUITY STARTING DATE"

If you (or the annuitant, if the owner is a non-natural person) die, or the last surviving annuitant dies, before income payments begin, you will receive a lump sum equal to the purchase payment less any withdrawals previously made, once we receive satisfactory proof of death.

If you (or the annuitant, if the owner is a non-natural person) die before the "Annuity Starting Date," as defined in the Federal income tax regulations, any remaining interest in the Income Annuity must be paid in a lump sum within five years after the date of death or over the beneficiary's lifetime or life expectancy, with payments beginning within a year after such death.

Instead of receiving the benefit, if the beneficiary is your spouse, he or she may continue the IRA Qualified or Non-Qualified Income Annuity as owner.

Because the Contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the Contract and all Contract provisions relating to spousal continuation, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this Contract will not be available to such partner or same sex marriage spouse.

TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

ON OR AFTER THE DATE PAYMENTS COMMENCE

If the last surviving annuitant dies on or after the date income payments begin, you may choose to receive in a lump sum the fair market value of the income payments in the remaining guarantee period, if an income payment type with a guarantee period was purchased.

If you elected the Optional Two Year Withdrawal Feature, then you may receive a different death benefit. During the first two years after purchase, if any owner or the last surviving annuitant dies, regardless of the income payment type purchased, you will receive in a lump sum, the fair market value of the future income payments that would have been payable except for such death.

However, if you had purchased a Qualified Income Annuity, in no case will any lump sum death benefit you chose or that is payable to you exceed the purchase payment, less any amounts previously withdrawn, less any income payments previously made.

Instead of receiving the death benefit if the beneficiary is your spouse, he or she may continue the IRA Qualified or Non-Qualified Income Annuity as owner.

CHARGES
There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

* Insurance-related charge; and

* Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is 1.25% annually of the average value of the amounts in the Separate Account. We currently charge an additional Separate Account charge of 0.25% of the average value of the amounts in the American Funds Growth, American Funds Growth-Income, American Funds Bond and American Funds Global Small Capitalization investment divisions. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.





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General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

This charge also pays us for distribution costs to both our licensed sales persons and other broker-dealers.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Three classes of shares available to the Income Annuities (Class B, Class C and Class 2) have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

STANDARD WITHDRAWAL FEATURE WITHDRAWAL PROCESSING FEE

For each withdrawal, there is a withdrawal processing fee of 6% of the amount withdrawn. The withdrawal processing fee pays us for our administrative costs relating to the withdrawal, such as financial, actuarial and accounting costs. The withdrawal processing fee also reimburses us for our costs in selling the Income Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Income Annuities which exceed the amount of withdrawal processing fees we collect.

ANNUAL CONTRACT CHARGE

Currently there is no annual contract charge. We reserve the right to deduct a $30 Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment. Any change in the contract charge would only affect purchasers of the Income Annuity on or after the date the charge was instituted. This charge pays us for our miscellaneous administrative costs.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix B shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK
You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in




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writing by the appropriate day in your state, which varies from state to state.
The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

GENERAL INFORMATION


ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payment, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payment. If you send your purchase payment or transaction requests to an address other than the one we have designated for receipt of such purchase payment or requests, we may return the purchase payment to you, or there may be delay in applying the purchase payment or transaction to your contract.

A purchase payment is effective and valued as of the close of the Exchange, on the day we receive it in good order at your MetLife Designated Office, except when it is received:

* On a day when the Annuity Unit Value is not calculated, or

* After the close of the Exchange.

In those cases, the purchase payment will be effective the next day the Annuity Unit Value is calculated.

We reserve the right to credit your purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically,




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you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We may suspend or eliminate telephone privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE

You may obtain information and initiate transactions through our toll-free number, 1-800-635-7775. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone. When someone contacts us by telephone and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant.

MISSTATEMENT

We may require proof of age or sex (where permitted) of the owner, beneficiary or annuitant before making any payments under the Income Annuity that are measured by the owner's, beneficiary's or annuitant's life. If the age or sex (where permitted) of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age or sex (where permitted).

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states, we are required to pay interest on any under payments.

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THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of reallocations for a number of other contract owners, who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Annuity Unit Value. Subject to our procedure, we will make withdrawals and reallocations at a later date, if you request.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or reallocation when:

  - rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

  - during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an annuity unit for a certain period. These numbers may also be annualized. Change in Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period.

AVERAGE ANNUAL TOTAL RETURN (also known as annualized change in annuity value) calculations ("Standard Performance") reflect all Separate Account charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Income Annuity. These presentations reflect all available AIRs:
3%, 4%, 5% and 6%. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuities had been introduced as of the Portfolio inception date.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the average of investment-related charges for all Portfolios to depict investment-related charges.

An illustration should not be relied upon as a guarantee of future results.

Performance figures will vary among the Income Annuities as a result of different AIRs.

CHANGES TO YOUR INCOME ANNUITY
We have the right to make certain changes to your Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

* To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws including limiting the number, frequency or types of reallocations permitted).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Income Annuities.

* To make any necessary technical changes in the Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Income Annuities, where required by law, we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Income Annuity concerning Metropolitan Fund, Met Investors Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

* The shares for which voting instructions are received, and

* The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Income Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.





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

Income Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Income Annuities. The Income Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Income Annuities may also be sold through other registered broker-dealers. Income Annuities may also be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. With respect to the Income Annuities, the gross dealer concession ranges from 2.0% to 5.0% of the purchase payment and, starting in the first Contract Year, an amount up to 2% of the income payments that are made each year that the Contract is in force for servicing the Income Annuity. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representatives. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sales of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.





                                                                              39

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Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC pays compensation for the sale of the Income Annuities by affiliated broker-dealers. The compensation paid to broker-dealers for sales of the Income Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Income Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Income Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Income Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Income Annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series(R), a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Bond Portfolio and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Income Annuity.





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

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

WHEN WE CAN CANCEL YOUR INCOME ANNUITY
We may not cancel your Income Annuity, except as described in the Optional Two Year Withdrawal Feature section of the Prospectus.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. The SAI has additional tax information.

You are responsible for determining whether your purchase of an Income Annuity, withdrawals, income payments and any other transactions under your Income Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Income Annuities, the transfer of ownership of an Income Annuity, the designation (or change in such a designation) of an annuitant, beneficiary or other payee who is not also an owner, the exchange of an Income Annuity, or the receipt of an Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

ANNUITY PURCHASES BY NON-RESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

All IRAs and participants' interests under tax qualified retirement plans of an employer (e.g. tax sheltered annuity plans under section 403(b) of the Code, eligible retirement plans under section 457 and retirement plans under section 401(a) of the Code) receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA or qualified plan with an annuity, it does provide you additional insurance benefits such as availability of a guaranteed income for life.

Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., Non-Qualified or IRA); and payment method or income payment type you elect. If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                   Type of Contract
                                                    ---------------------------------------------
                                                                                    401(a) 401(k)
                                                                    Trad. IRA/SEP    Keogh 403(a)
                                                    Non-Qualified   SIMPLE IRA(1)   403(b) 457(3)
                                                    -------------   -------------   -------------
 In a series of substantially equal payments
 made annually (or more frequently) for life or
 life expectancy (SEPP)                                   X               X               X(2)
 After you die                                            X               X               X
 After you become totally disabled (as defined
 in the Code)                                             X               X               X
 To pay deductible medical expenses                                       X               X
 To pay medical insurance premiums if you are
 unemployed                                                               X
 For qualified higher education expenses, or                              X
 For qualified first time home purchases up to
 $10,000                                                                  X
 After December 31, 1999 for IRS levies                                   X               X
 After separation from service if you are over
 age 55 at time of
 separation                                                                               X
 Under certain income annuities providing for
 substantially
 equal payments over the "pay-out" period                 X
(1) For SIMPLE IRA's the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.
(2) You must also be separated from service.
(3) Distributions from 457(b) plans are generally not subject to the 10% penalty; however, the
    10% penalty does apply to distributions from the 457(b) plans of a state or local government employers to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.




INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether income payments will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty with interest.

If you have not attained age 59 1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of either withdrawal feature prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received. In such cases, the taxable portion of the withdrawal, as well as the taxable portion of income payments received in the year of the withdrawal, will generally be subject to the 10% penalty tax in addition to ordinary income tax. In addition, if you are under age 59 1/2 when such payments are received, any future payments you receive will generally be subject to the 10% penalty tax. Consult your tax adviser.

It is conceivable that the charges for certain benefits, such as any guaranteed death benefits, could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat any deemed charges for these benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

NON-QUALIFIED ANNUITIES

GENERAL

Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

Once income payments commence, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest. Certain income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

The IRS recently issued guidance under which direct transfers of less than the entire account value from one non-qualified annuity to another non-qualified annuity ("partial exchanges") on or after June 30, 2008, may be treated as a taxable withdrawal rather than a non-taxable exchange under certain circumstances. Such circumstances generally include situations where amounts are withdrawn or income payments are made from either contract involved in the partial exchange within a period of twelve months following transfers. Certain exceptions may apply. Consult your own independent tax advisor prior to a partial exchange.

PARTIAL AND FULL WITHDRAWALS

EXERCISE OF OPTIONAL TWO YEAR WITHDRAWAL OR STANDARD WITHDRAWAL FEATURE

If your Income Annuity has been purchased with an Optional Two Year Withdrawal Feature or is a term certain only annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax contributions.

For Non-Qualified Annuities, amounts received under the exercise of a partial withdrawal may be fully includable in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of either withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

The IRS has not determined how such excludable amount should be determined under an income annuity which permits reallocations between the investment divisions of the variable income option and the fixed income option.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

DIVERSIFICATION

In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the

Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of reallocations between investment divisions and/or reallocations from/between an investment division to/and a fixed option.

* Possible taxation as if you were the owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of reallocations among them.

We reserve the right to amend your Income Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES AND QUALIFIED CONTRACTS

TRADITIONAL IRA, SIMPLE IRA, SEPS AND 401(A) ROLLOVERS

The sale of a contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The annuity may offer death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA, Roth IRA, SIMPLE IRA or SEP.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

PURCHASE PAYMENT

The Qualified (Traditional IRA/SEP) Contract is intended to be used as an IRA rollover annuity and will accept as a single purchase payment (a) a transfer or rollover from another traditional IRA, or a rollover from an eligible retirement plan of an employer (i.e., a 401(a), 403(a), 403(b) or governmental 457(b) plan). It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA contract will also accept an IRA contribution subject to the Code limits for the year of purchase.

For income annuities established as "pay-outs" of SIMPLE IRAs, the Contract will only accept a single purchase payment consisting of a transfer or rollover from another Simple IRA. For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 403(a), 403(b) or 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.

For IRAs and contracts issued under retirement plans qualified under sections 401(a) or 403(a), tax sheltered annuity plans, eligible section 457 plans of state or local governmental units or tax-exempt employers, the Code limits the amount of contributions which can be made. These limitations do not apply to direct transfers and rollovers from other types of eligible retirement plans or IRAs that are permitted under the plan and the Code.

WITHDRAWALS AND INCOME PAYMENTS UNDER TRADITIONAL IRA, SIMPLE IRAS AND QUALIFIED PLANS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. For Traditional IRAs (or SIMPLE IRAs), this portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs (or SIMPLE IRAs).

Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

All taxable distributions from qualified contracts including 401(a), 403(a), TSA annuities and 457(b) plans that are not eligible rollover distributions and all taxable distributions from IRAs and non-qualified Annuities will be subject to federal income tax withholding, unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and regulations thereunder at the time of payment.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS, SIMPLE IRAS AND OTHER TAX QUALIFIED CONTRACTS

Generally, for Traditional IRA/SEPs (see discussion below for Roth IRAs), you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. The waiver does not apply to any 2008 payments even if received in 2009, so for those payments, you are still required to receive your first RMD payment by April 1, 2009. In contrast, if your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This RMD waiver does not apply if you are receiving annuitized payments under your contract. Income payments received under this contract generally constitute annuitized payments and, therefore, the 2009 RMD waiver does not appear to apply to you if you are receiving such payments. The RMD rules are complex, so consult with your tax advisor before waiving your 2009 RMD payment.

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

The required minimum distribution rules for retirement plans under section 401(a)/403(a), section 403(b) and section 457(b) are similar to the rules under Traditional IRAs. However , there are certain differences such as the required beginning date not occurring until the April 1st of the calendar year following the later of (a) the calendar year the participant attains age 70 1/2, or (b) the calendar year in which the participant retires (provided the participant does not own 5% or more of his or her employer).

DEATH BENEFITS UNDER IRAS, SIMPLE IRAS AND TAX QUALIFIED RETIREMENT PLANS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations). If your spouse is your beneficiary and your contract is an IRA, he or she may elect to continue as "contract owner" of the Contract.

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned (or from another tax qualified contract or account held for your exclusive benefit under an eligible retirement plan), the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

ROTH IRA ANNUITIES

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA, which are permissible under the limitations and conditions under the Code.

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, In a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation).

You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. Also, see IRS Publication 590 available at www.irs.gov.

Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax advisor.

Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 701/2. If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your Income return (including filing extensions).

Beginning in 2008, Roth IRAs may also accept a rollover from other types of eligible retirement plans (eg.. 403(b), 401(a), and 457(b) plans of a state or local government employer) If Code requirements are met. The taxable portion of the proceeds are subject to income tax in the year of rollover.

If you exceed to purchase payment limits you may be subject to a tax penalty.

Conversions/rollovers from Non-Roth, IRAs and eligible retirement plans (other than designated roth accounts) are subject to certain income limits and filing status restrictions. These income limits and filling status restrictions will not apply for tax years beginning in 2010.

For conversions occurring in 2010, the amount converted into a Roth IRA may be included in your taxable income ratably over 2011 and 2012 and does not have to be included in your taxable income in 2010.

WITHDRAWALS OR INCOME PAYMENTS

Generally, withdrawals of earnings or Income Payments from Roth IRAs are free from Federal income tax if they meet the following two requirements:

* The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, AND

* The withdrawal is made: on or after the date you reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings and Income Payments which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax adviser to determine if an exception applies.

Withdrawals and Income Payments from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments or on income payments. However, withdrawals of converted amounts from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.

The order in which money is withdrawn from a Roth IRA is as follows: (All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

* The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA or an eligible retirement plan (other than a designated Roth account), on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed, otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

* We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

REQUIRED DISTRIBUTIONS

Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Note that where payments under a Roth Income Annuity have begun prior to your death the remaining interest in the Contract must be paid to your designated beneficiary by the end of the fifth year following your death or over a period no longer than the beneficiary's remaining life expectancy at the time you die.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the separate account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Income Annuity.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                               PAGE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................     2


PRINCIPAL UNDERWRITER........................................................     2


DISTRIBUTION AND PRINCIPAL UNDERWRITER AGREEMENT.............................     2


EXPERIENCE FACTOR............................................................     2


VARIABLE INCOME PAYMENTS.....................................................     2


CALCULATING THE ANNUITY UNIT VALUE...........................................     3


ADVERTISEMENT OF THE SEPARATE ACCOUNT........................................     6

VOTING RIGHTS................................................................     7


ERISA........................................................................     7


WITHDRAWALS..................................................................     8


FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.................................     1


FINANCIAL STATEMENTS OF METLIFE..............................................   F-1


 APPENDIX A: ANNUITY UNIT VALUE TABLES

These tables show fluctuations in the Annuity Unit Values for each investment division from the inception date of the Income Annuity on May 3, 2004 to December 31, 2008 for all variations of the Income Annuity. The information in the tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table shows the Income Annuity with an AIR of 3%, the second table shows the Income Annuity with an AIR of 4%, the third tables show the Income Annuity with an AIR of 5% and the fourth table shows the Income Annuity with an AIR of 6%.


TABLE I (3% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation Division
  Class(C)(f).................................     2008       $ 10.00        $  6.87               0.00

American Funds Bond Division (Class 2)(c).....     2006         11.25          11.58               0.00
                                                   2007         11.58          11.44               0.00
                                                   2008         11.44           9.93               0.00

American Funds Global Small Capitalization
  Division (Class 2)..........................     2004         15.73          17.54               0.00
                                                   2005         17.54          21.30               0.00
                                                   2006         21.30          25.48               0.00
                                                   2007         25.48          29.65               0.00
                                                   2008         29.65          13.21               0.00

American Funds Growth Allocation Division
  Class(C)(f).................................     2008          9.99           6.23               0.00

American Funds Growth Division (Class 2)......     2004         85.97          92.19               0.00
                                                   2005         92.19         103.79               0.00
                                                   2006        103.79         110.29               0.00
                                                   2007        110.29         118.78               0.00
                                                   2008        118.78          63.80               0.00

American Funds Growth-Income Division (Class
  2)..........................................     2004         66.16          70.39               0.00
                                                   2005         70.39          72.18               0.00
                                                   2006         72.18          80.17               0.00
                                                   2007         80.17          80.72               0.00
                                                   2008         80.72          48.09               0.00

American Funds Moderate Allocation Division
  Class(C)(f).................................     2008         10.01           7.53               0.00

BlackRock Aggressive Growth Division..........     2004         26.16          28.62               0.00
                                                   2005         28.62          30.62               0.00
                                                   2006         30.62          31.43               0.00
                                                   2007         31.43          36.23               0.00
                                                   2008         36.23          18.81               0.42

TABLE I (3% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

BlackRock Bond Income Division................     2004       $ 31.37        $ 32.07               0.00
                                                   2005         32.07          31.74               0.00
                                                   2006         31.74          31.87               0.00
                                                   2007         31.87          32.39               0.00
                                                   2008         32.39          29.91               0.00

BlackRock Diversified Division................     2004         26.80          28.54               0.00
                                                   2005         28.54          28.43               0.00
                                                   2006         28.43          30.22               0.00
                                                   2007         30.22          30.59               0.00
                                                   2008         30.59          22.01               0.00

BlackRock Large Cap Core Division*(d).........     2007         53.00          52.46               0.00
                                                   2008         52.46          31.57               0.00

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust).................     2004         43.00          46.82               0.00
                                                   2005         46.82          46.87               0.00
                                                   2006         46.87          51.44               0.00
                                                   2007         51.44          53.46               0.00

BlackRock Large Cap Value Division............     2004         10.36          11.28               0.00
                                                   2005         11.28          11.53               0.00
                                                   2006         11.53          13.25               0.00
                                                   2007         13.25          13.10               0.00
                                                   2008         13.10           8.15               0.00

BlackRock Legacy Large Cap Growth Division....     2004         20.00          21.63               0.00
                                                   2005         21.63          22.37               0.00
                                                   2006         22.37          22.40               6.62
                                                   2007         22.40          25.44               6.62
                                                   2008         25.44          15.44               7.80

BlackRock Strategic Value Division............     2004         15.17          16.85               0.00
                                                   2005         16.85          16.96               0.00
                                                   2006         16.96          19.04               0.00
                                                   2007         19.04          17.58               0.00
                                                   2008         17.58          10.35               0.00

TABLE I (3% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Clarion Global Real Estate Division...........     2004       $  9.99        $ 12.66               0.00
                                                   2005         12.66          13.90               0.00
                                                   2006         13.90          18.43               9.44
                                                   2007         18.43          15.02               1.96
                                                   2008         15.02           8.39               1.96

Davis Venture Value Division..................     2004         24.63          26.17               0.00
                                                   2005         26.17          27.89               0.00
                                                   2006         27.89          30.74               5.07
                                                   2007         30.74          30.74               5.07
                                                   2008         30.74          17.82               5.61

FI Large Cap Division.........................     2006         13.03          12.94               0.00
                                                   2007         12.94          12.87               0.00
                                                   2008         12.87           6.79               0.00

FI Mid Cap Opportunities Division.............     2004         13.10          14.56               0.00
                                                   2005         14.56          15.05               0.00
                                                   2006         15.05          16.18               0.00
                                                   2007         16.18          16.77               0.00
                                                   2008         16.77           7.16               0.00

FI Value Leaders Division.....................     2004         19.38          21.58               0.00
                                                   2005         21.58          23.09               0.00
                                                   2006         23.09          24.86               0.00
                                                   2007         24.86          24.77               0.00
                                                   2008         24.77          14.46               0.00

Franklin Templeton Small Cap Growth Division..     2004          8.40           9.18               0.00
                                                   2005          9.18           9.29               0.00
                                                   2006          9.29           9.82               0.00
                                                   2007          9.82           9.82               0.00
                                                   2008          9.82           5.53               0.68

TABLE I (3% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Harris Oakmark Focused Value Division.........     2004       $ 25.37        $ 27.17               0.00
                                                   2005         27.17          28.88               0.00
                                                   2006         28.88          31.24               0.00
                                                   2007         31.24          27.82               0.00
                                                   2008         27.82          14.37               0.00

Harris Oakmark International Division.........     2004         11.56          13.24               0.00
                                                   2005         13.24          14.66               0.00
                                                   2006         14.66          18.21               0.00
                                                   2007         18.21          17.26               0.00
                                                   2008         17.26           9.78               0.00

Janus Forty Division(e).......................     2007         72.04          86.73               0.00
                                                   2008         86.73          48.22               0.32

Jennison Growth Division(a)...................     2005          3.73           4.41               0.00
                                                   2006          4.41           4.34               0.00
                                                   2007          4.34           4.63               0.00
                                                   2008          4.63           2.82               0.00

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)........................     2004          3.97           4.09               0.00
                                                   2005          4.09           3.70               0.00

Julius Baer International Stock Division......     2004          9.65          10.88               0.00
                                                   2005         10.88          12.39               0.00
                                                   2006         12.39          13.89               0.00
                                                   2007         13.89          14.65               0.00
                                                   2008         14.65           7.83               1.13

Lazard Mid Cap Division.......................     2004         12.07          12.86               0.00
                                                   2005         12.86          13.46               0.00
                                                   2006         13.46          14.89               0.00
                                                   2007         14.89          13.88               0.00
                                                   2008         13.88           8.21               0.00

TABLE I (3% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Legg Mason Partners Aggressive Growth
  (formerly Janus Aggressive Growth)..........     2004       $  6.28        $  6.73               0.00
                                                   2005          6.73           7.41               0.00
                                                   2006          7.41           7.02               0.00
                                                   2007          7.02           6.88               0.00
                                                   2008          6.88           4.02               0.00

Legg Mason Value Equity.......................     2006          8.52           8.97               0.00
                                                   2007          8.97           8.09               0.00
                                                   2008          8.09           3.52               0.00

Legg Mason Value Equity Division (formerly
  MFS(R) Investors Trust Division)............     2004          7.11           7.78               0.00
                                                   2005          7.78           8.06               0.00
                                                   2006          8.06           8.38               0.00

Lehman Brothers(R) Aggregate Bond Index
  Division....................................     2004         11.39          11.57               0.00
                                                   2005         11.57          11.42               0.00
                                                   2006         11.42          11.43               0.00
                                                   2007         11.43          11.69               0.00
                                                   2008         11.69          11.83               0.00

Loomis Sayles Small Cap Division..............     2004         20.04          22.40               0.00
                                                   2005         22.40          23.16               0.00
                                                   2006         23.16          25.99               0.00
                                                   2007         25.99          27.81               0.00
                                                   2008         27.81          17.05               0.00

Lord Abbett Bond Debenture Division...........     2004         14.08          14.80               0.00
                                                   2005         14.80          14.56               0.00
                                                   2006         14.56          15.32               0.00
                                                   2007         15.32          15.65               0.00
                                                   2008         15.65          12.21               0.55

TABLE I (3% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Met/AIM Small Cap Growth Division.............     2004       $ 10.91        $ 11.54               0.00
                                                   2005         11.54          12.11               0.00
                                                   2006         12.11          13.33               0.00
                                                   2007         13.33          14.19               0.00
                                                   2008         14.19           8.33               1.83

Met/Franklin Income Division(f)...............     2008          9.99           7.83               0.00

Met/Franklin Mutual Shares Division(f)........     2008          9.99           6.47               0.00

Met/Franklin Templeton Founding Strategy
  Division(f).................................     2008          9.99           6.89               0.00

Met/Templeton Growth Division(f)..............     2008          9.99           6.44               0.00

MetLife Mid Cap Stock Index Division..........     2004         10.97          12.13               0.00
                                                   2005         12.13          13.17               0.00
                                                   2006         13.17          13.94               0.00
                                                   2007         13.94          14.37               0.00
                                                   2008         14.37           8.76               0.00

MetLife Stock Index Division..................     2004         27.26          29.15               0.00
                                                   2005         29.15          29.48               0.00
                                                   2006         29.48          32.74               0.00
                                                   2007         32.74          32.95               0.00
                                                   2008         32.95          19.81               0.49

MFS(R) Research International Division........     2004          9.26          10.50               0.00
                                                   2005         10.50          11.84               0.00
                                                   2006         11.84          14.45               0.00
                                                   2007         14.45          15.70               0.00
                                                   2008         15.70           8.67               2.07

MFS(R) Total Return Division..................     2004         28.20          30.27               0.00
                                                   2005         30.27          30.16               0.00
                                                   2006         30.16          32.54               0.00
                                                   2007         32.54          32.48               0.00
                                                   2008         32.48          24.18               0.00

TABLE I (3% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

MFS(R) Value Division.........................     2004       $ 11.14        $ 11.86               0.00
                                                   2005         11.86          11.30               0.00
                                                   2006         11.30          12.84               0.00
                                                   2007         12.84          11.81               0.00
                                                   2008         11.81           7.51               1.39

Morgan Stanley EAFE(R) Index Division.........     2004          8.78          10.07               0.00
                                                   2005         10.07          11.02               0.00
                                                   2006         11.02          13.33               0.00
                                                   2007         13.33          14.13               0.00
                                                   2008         14.13           7.83               0.00

Neuberger Berman Mid Cap Value Division.......     2004         17.04          19.61               0.00
                                                   2005         19.61          21.27               0.00
                                                   2006         21.27          22.81               6.57
                                                   2007         22.81          22.56               6.57
                                                   2008         22.56          11.36               7.41

Oppenheimer Capital Appreciation Division(b)..     2005          7.06           7.52               0.00
                                                   2006          7.52           7.76               4.19
                                                   2007          7.76           8.51               4.19
                                                   2008          8.51           4.41               6.09

Oppenheimer Global Equity Division............     2004         11.40          12.98               0.00
                                                   2005         12.98          14.59               0.00
                                                   2006         14.59          16.36               7.37
                                                   2007         16.36          16.67               7.37
                                                   2008         16.67           9.50               7.37

PIMCO Inflation Protected Bond Division(c)....     2006         10.10          10.02               0.00
                                                   2007         10.02          10.64               0.00
                                                   2008         10.64           9.49               1.25

TABLE I (3% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

PIMCO Total Return Division...................     2004       $ 11.09        $ 11.34               0.00
                                                   2005         11.34          11.24               0.00
                                                   2006         11.24          11.33               0.00
                                                   2007         11.33          11.68               0.00
                                                   2008         11.68          11.24               0.00

RCM Technology Division.......................     2004          3.96           4.07               0.00
                                                   2005          4.07           4.38               0.00
                                                   2006          4.38           4.45               0.00
                                                   2007          4.45           5.61               0.00
                                                   2008          5.61           2.98               3.01

Russell 2000(R) Index Division................     2004         12.37          13.97               0.00
                                                   2005         13.97          14.12               0.00
                                                   2006         14.12          16.01               0.00
                                                   2007         16.01          15.08               0.00
                                                   2008         15.08           9.59               0.00

SSgA Growth ETF Division(c)...................     2006         10.53          11.02               0.00
                                                   2007         11.02          11.16               0.00
                                                   2008         11.16           7.17               0.00

SSgA Growth and Income ETF Division(c)........     2006         10.34          10.77               0.00
                                                   2007         10.77          10.88               0.00
                                                   2008         10.88           7.82               0.00

T. Rowe Price Large Cap Growth Division.......     2004         10.25          10.96               0.00
                                                   2005         10.96          11.29               0.00
                                                   2006         11.29          12.29               0.00
                                                   2007         12.29          12.86               0.00
                                                   2008         12.86           7.15               0.00

T. Rowe Price Mid Cap Growth Division.........     2004          5.97           6.68               0.00
                                                   2005          6.68           7.41               0.00
                                                   2006          7.41           7.59               0.00
                                                   2007          7.59           8.56               0.00
                                                   2008          8.56           4.94               0.00

TABLE I (3% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth Division.......     2004       $ 11.07        $ 11.65               0.00
                                                   2005         11.65          12.49               0.00
                                                   2006         12.49          12.48               0.00
                                                   2007         12.48          13.11               0.00
                                                   2008         13.11           8.00               0.00

Western Asset Management Strategic Bond
  Opportunities Division......................     2004         16.09          16.83               0.00
                                                   2005         16.83          16.72               0.00
                                                   2006         16.72          16.90               0.00
                                                   2007         16.90          16.80               0.00
                                                   2008         16.80          13.65               0.00

Western Asset Management U.S. Government
  Division....................................     2004         13.29          13.43               0.00
                                                   2005         13.43          13.20               0.00
                                                   2006         13.20          13.22               0.00
                                                   2007         13.22          13.18               0.00
                                                   2008         13.18          12.57               0.00

MetLife Aggressive Allocation Division........     2005          9.99          10.94               0.00
                                                   2006         10.94          12.13               0.00
                                                   2007         12.13          12.01               0.00
                                                   2008         12.01           6.85               0.00

MetLife Conservative Allocation Division......     2005          9.99          10.10               0.00
                                                   2006         10.10          10.39               0.00
                                                   2007         10.39          10.51               0.00
                                                   2008         10.51           8.63               0.00

MetLife Conservative to Moderate Allocation
  Division....................................     2005          9.99          10.32               0.00
                                                   2006         10.32          10.85               0.00
                                                   2007         10.85          10.90              52.45
                                                   2008         10.90           8.19              65.64

MetLife Moderate Allocation Division..........     2005          9.99          10.54               0.00
                                                   2006         10.54          11.31              20.73
                                                   2007         11.31          11.31              20.73
                                                   2008         11.31           7.74              20.73

TABLE I (3% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

MetLife Moderate to Aggressive Allocation
  Division....................................     2005       $  9.99        $ 10.77               0.00
                                                   2006         10.77          11.79           1,519.02
                                                   2007         11.79          11.74           1,516.64
                                                   2008         11.74           7.30           1,516.64

AT 1.50 M & E BAND:

American Funds Bond Division(c)...............     2006         11.25          11.58               0.00
                                                   2007         11.58          11.44               8.70
                                                   2008         11.44           9.91               8.70

American Funds Global Small Capitalization
  Division....................................     2006         22.44          22.64               0.00
                                                   2007         22.64          26.29               0.00
                                                   2008         26.29          11.68               1.02

American Funds Growth Division................     2006         78.36          79.17               0.00
                                                   2007         79.17          85.05               0.00
                                                   2008         85.05          45.57               0.11

American Funds Growth-Income Division.........     2006         54.23          57.55               2.70
                                                   2007         57.55          57.80               2.70
                                                   2008         57.80          34.35               2.70

TABLE II (4% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation Division
  Class(C)(f).................................     2008       $10.00          $ 6.83              0.00

American Funds Bond Division (Class 2)(c).....     2006        10.31           10.54              0.00
                                                   2007        10.54           10.31              0.00
                                                   2008        10.31            8.87              0.00

American Funds Global Small Capitalization
  Division (Class 2)..........................     2004        14.84           16.44              0.00
                                                   2005        16.44           19.78              0.00
                                                   2006        19.78           23.43              1.13
                                                   2007        23.43           27.01              1.13
                                                   2008        27.01           11.91              1.13

American Funds Growth Allocation Division
  Class(C)(f).................................     2008         9.99            6.19              0.00

American Funds Growth Division (Class 2)......     2004        70.69           75.33              0.00
                                                   2005        75.33           83.99              3.68
                                                   2006        83.99           88.39              3.68
                                                   2007        88.39           94.28              3.68
                                                   2008        94.28           50.15              3.68

American Funds Growth-Income Division (Class
  2)..........................................     2004        54.40           57.51              0.00
                                                   2005        57.51           58.41              3.81
                                                   2006        58.41           64.25              7.93
                                                   2007        64.25           64.07              3.81
                                                   2008        64.07           37.81              3.81

American Funds Moderate Allocation Division
  Class(C)(f).................................     2008        10.01            7.48              0.00

BlackRock Aggressive Growth Division..........     2004        22.40           24.36              0.00
                                                   2005        24.36           25.81              0.00
                                                   2006        25.81           26.24              0.00
                                                   2007        26.24           29.95              0.00
                                                   2008        29.95           15.40              0.00

TABLE II (4% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

BlackRock Bond Income Division................     2004       $25.68          $26.09              0.00
                                                   2005        26.09           25.57              0.00
                                                   2006        25.57           25.43              0.00
                                                   2007        25.43           25.59              0.00
                                                   2008        25.59           23.41              0.00

BlackRock Diversified Division................     2004        22.57           23.88              0.00
                                                   2005        23.88           23.56              0.00
                                                   2006        23.56           24.80              0.00
                                                   2007        24.80           24.87              0.00
                                                   2008        24.87           17.71              0.00

BlackRock Large Cap Core Division*(d).........     2007        42.08           41.38              0.00
                                                   2008        41.38           24.66              0.00

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust).................     2004        35.14           38.03              0.00
                                                   2005        38.03           37.70              0.00
                                                   2006        37.70           40.98              0.00
                                                   2007        40.98           42.45              0.00

BlackRock Large Cap Value Division............     2004        10.16           10.99              0.00
                                                   2005        10.99           11.13              0.00
                                                   2006        11.13           12.66              0.00
                                                   2007        12.66           12.40             23.65
                                                   2008        12.40            7.64             23.65

BlackRock Legacy Large Cap Growth Division....     2004        18.24           19.60              0.00
                                                   2005        19.60           20.08              0.00
                                                   2006        20.08           19.92              0.00
                                                   2007        19.92           22.39              0.00
                                                   2008        22.39           13.46              0.00

BlackRock Strategic Value Division............     2004        14.62           16.13              0.00
                                                   2005        16.13           16.09              0.00
                                                   2006        16.09           17.89              0.00
                                                   2007        17.89           16.35              0.00
                                                   2008        16.35            9.54              0.00

TABLE II (4% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Clarion Global Real Estate Division...........     2004       $ 9.99          $12.58              0.00
                                                   2005        12.58           13.67              3.69
                                                   2006        13.67           17.96             32.56
                                                   2007        17.96           14.49             41.61
                                                   2008        14.49            8.02             41.61

Davis Venture Value Division..................     2004        22.47           23.72              0.00
                                                   2005        23.72           25.03              5.58
                                                   2006        25.03           27.33             57.86
                                                   2007        27.33           27.07             59.29
                                                   2008        27.07           15.54             59.29

FI Large Cap Division.........................     2006        11.87           11.71              0.00
                                                   2007        11.71           11.53              0.00
                                                   2008        11.53            6.02              0.00

FI Mid Cap Opportunities Division.............     2004        12.23           13.50              0.00
                                                   2005        13.50           13.81              2.50
                                                   2006        13.81           14.72              4.15
                                                   2007        14.72           15.10              4.15
                                                   2008        15.10            6.39              4.15

FI Value Leaders Division.....................     2004        17.42           19.27              0.00
                                                   2005        19.27           20.42              0.00
                                                   2006        20.42           21.78              0.00
                                                   2007        21.78           21.49              0.00
                                                   2008        21.49           12.42              0.00

Franklin Templeton Small Cap Growth Division..     2004         8.16            8.86              0.00
                                                   2005         8.86            8.88              0.00
                                                   2006         8.88            9.30              0.00
                                                   2007         9.30            9.21              0.00
                                                   2008         9.21            5.13              0.00

TABLE II (4% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Harris Oakmark Focused Value Division.........     2004       $22.81          $24.27              0.00
                                                   2005        24.27           25.55              0.00
                                                   2006        25.55           27.37              0.00
                                                   2007        27.37           24.14              0.00
                                                   2008        24.14           12.35              0.00

Harris Oakmark International Division.........     2004        11.28           12.83              0.00
                                                   2005        12.83           14.07              5.92
                                                   2006        14.07           17.31              5.92
                                                   2007        17.31           16.25             42.47
                                                   2008        16.25            9.12             42.47

Janus Forty Division(e).......................     2007        56.51           67.59              0.00
                                                   2008        67.59           37.22              0.00

Jennison Growth Division(a)...................     2005         3.55            4.18             17.32
                                                   2006         4.18            4.07             17.32
                                                   2007         4.07            4.30             17.32
                                                   2008         4.30            2.59             17.32

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)........................     2004         3.81            3.91              0.00
                                                   2005         3.91            3.52              0.00

Julius Baer International Stock Division......     2004         8.51            9.53              0.00
                                                   2005         9.53           10.75              0.00
                                                   2006        10.75           11.94            172.03
                                                   2007        11.94           12.47            172.03
                                                   2008        12.47            6.60            172.03

Lazard Mid Cap Division.......................     2004        11.77           12.46              0.00
                                                   2005        12.46           12.93              0.00
                                                   2006        12.93           14.15             21.41
                                                   2007        14.15           13.07             42.03
                                                   2008        13.07            7.66             42.03

TABLE II (4% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Legg Mason Partners Aggressive Growth
  (formerly Janus Aggressive Growth)..........     2004       $ 6.09          $ 6.49              0.00
                                                   2005         6.49            7.07              0.00
                                                   2006         7.07            6.63              0.00
                                                   2007         6.63            6.44              0.00
                                                   2008         6.44            3.72              0.00

Legg Mason Value Equity.......................     2006         7.97            8.33              0.00
                                                   2007         8.33            7.44              0.00
                                                   2008         7.44            3.20              0.00

Legg Mason Value Equity Division (formerly
  MFS(R) Investors Trust Division)............     2004         6.77            7.36              0.00
                                                   2005         7.36            7.55              0.00
                                                   2006         7.55            7.83              0.00

Lehman Brothers(R) Aggregate Bond Index
  Division....................................     2004        10.80           10.90              0.00
                                                   2005        10.90           10.66              7.86
                                                   2006        10.66           10.56              7.86
                                                   2007        10.56           10.70              7.86
                                                   2008        10.70           10.73              7.86

Loomis Sayles Small Cap Division..............     2004        18.19           20.20              0.00
                                                   2005        20.20           20.69              1.62
                                                   2006        20.69           22.99             14.65
                                                   2007        22.99           24.37             14.65
                                                   2008        24.37           14.79             14.65

Lord Abbett Bond Debenture Division...........     2004        13.03           13.61              0.00
                                                   2005        13.61           13.26              8.74
                                                   2006        13.26           13.82              8.74
                                                   2007        13.82           13.98             11.57
                                                   2008        13.98           10.80             11.57

TABLE II (4% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Met/AIM Small Cap Growth Division.............     2004       $10.65          $11.19              0.00
                                                   2005        11.19           11.62              0.00
                                                   2006        11.62           12.67              0.00
                                                   2007        12.67           13.36              0.00
                                                   2008        13.36            7.77              0.00

Met/Franklin Income Division(f)...............     2008         9.99            7.78              0.00

Met/Franklin Mutual Shares Division(f)........     2008         9.99            6.43              0.00

Met/Franklin Templeton Founding Strategy
  Division(f).................................     2008         9.99            6.85              0.00

Met/Templeton Growth Division(f)..............     2008         9.99            6.40              0.00

MetLife Mid Cap Stock Index Division..........     2004        10.58           11.62              0.00
                                                   2005        11.62           12.49              0.00
                                                   2006        12.49           13.09              0.00
                                                   2007        13.09           13.37              0.00
                                                   2008        13.37            8.07              0.00

MetLife Stock Index Division..................     2004        23.81           25.30              0.00
                                                   2005        25.30           25.34              0.00
                                                   2006        25.34           27.87              0.00
                                                   2007        27.87           27.77              0.00
                                                   2008        27.77           16.54              0.00

MFS(R) Research International Division........     2004         8.98           10.11              0.00
                                                   2005        10.11           11.30              6.76
                                                   2006        11.30           13.65             12.97
                                                   2007        13.65           14.69             12.97
                                                   2008        14.69            8.03             10.81

MFS(R) Total Return Division..................     2004        23.93           25.51              0.00
                                                   2005        25.51           25.18              5.19
                                                   2006        25.18           26.91              5.19
                                                   2007        26.91           26.60              5.19
                                                   2008        26.60           19.61              5.19

TABLE II (4% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

MFS(R) Value Division.........................     2004       $10.56          $11.18              0.00
                                                   2005        11.18           10.55              0.00
                                                   2006        10.55           11.87              0.00
                                                   2007        11.87           10.81              0.00
                                                   2008        10.81            6.80              0.00

Morgan Stanley EAFE(R) Index Division.........     2004         8.32            9.49              0.00
                                                   2005         9.49           10.29              0.00
                                                   2006        10.29           12.32              0.00
                                                   2007        12.32           12.93              0.00
                                                   2008        12.93            7.09              0.00

Neuberger Berman Mid Cap Value Division.......     2004        16.16           18.48              0.00
                                                   2005        18.48           19.85             11.17
                                                   2006        19.85           21.08             11.17
                                                   2007        21.08           20.65             11.17
                                                   2008        20.65           10.30             11.17

Oppenheimer Capital Appreciation Division(b)..     2005         6.78            7.18              0.00
                                                   2006         7.18            7.33              0.00
                                                   2007         7.33            7.96              0.00
                                                   2008         7.96            4.08              0.00

Oppenheimer Global Equity Division............     2004        10.64           12.03              0.00
                                                   2005        12.03           13.39              0.00
                                                   2006        13.39           14.88              0.00
                                                   2007        14.88           15.01              0.00
                                                   2008        15.01            8.47              0.00

PIMCO Inflation Protected Bond Division(c)....     2006         9.82            9.67             39.91
                                                   2007         9.67           10.17             39.91
                                                   2008        10.17            8.99             39.91

TABLE II (4% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

PIMCO Total Return Division...................     2004       $10.75          $10.93              0.00
                                                   2005        10.93           10.72              0.00
                                                   2006        10.72           10.70            119.35
                                                   2007        10.70           10.93            119.35
                                                   2008        10.93           10.42            119.35

RCM Technology Division.......................     2004         3.84            3.92              0.00
                                                   2005         3.92            4.18              0.00
                                                   2006         4.18            4.20              0.00
                                                   2007         4.20            5.25              0.00
                                                   2008         5.25            2.76              0.00

Russell 2000(R) Index Division................     2004        11.73           13.17              0.00
                                                   2005        13.17           13.18              0.00
                                                   2006        13.18           14.79              0.00
                                                   2007        14.79           13.81              0.00
                                                   2008        13.81            8.69              0.00

SSgA Growth ETF Division(c)...................     2006        10.47           10.89              0.00
                                                   2007        10.89           10.92              0.00
                                                   2008        10.92            6.95              0.00

SSgA Growth and Income ETF Division(c)........     2006        10.28           10.64              0.00
                                                   2007        10.64           10.65              0.00
                                                   2008        10.65            7.58              0.00

T. Rowe Price Large Cap Growth Division.......     2004         9.72           10.33              0.00
                                                   2005        10.33           10.54              0.00
                                                   2006        10.54           11.36              2.29
                                                   2007        11.36           11.77              2.29
                                                   2008        11.77            6.48              2.29

T. Rowe Price Mid Cap Growth Division.........     2004         5.78            6.43              0.00
                                                   2005         6.43            7.07              0.00
                                                   2006         7.07            7.17             41.61
                                                   2007         7.17            8.01             41.61
                                                   2008         8.01            4.58             41.61

TABLE II (4% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth Division.......     2004       $10.33          $10.80              0.00
                                                   2005        10.80           11.47              0.00
                                                   2006        11.47           11.35              0.00
                                                   2007        11.35           11.80              0.00
                                                   2008        11.80            7.14              0.00

Western Asset Management Strategic Bond
  Opportunities Division......................     2004        14.67           15.25              0.00
                                                   2005        15.25           15.01              8.70
                                                   2006        15.01           15.03              8.70
                                                   2007        15.03           14.79             51.64
                                                   2008        14.79           11.91             51.64

Western Asset Management U.S. Government
  Division....................................     2004        12.13           12.18              0.00
                                                   2005        12.18           11.85             24.99
                                                   2006        11.85           11.75             29.63
                                                   2007        11.75           11.61             29.63
                                                   2008        11.61           10.96             24.99

MetLife Aggressive Allocation Division........     2005         9.99           10.87              0.00
                                                   2006        10.87           11.94              0.00
                                                   2007        11.94           11.70              0.00
                                                   2008        11.70            6.62              0.00

MetLife Conservative Allocation Division......     2005         9.99           10.04              0.00
                                                   2006        10.04           10.22              0.00
                                                   2007        10.22           10.24              0.00
                                                   2008        10.24            8.33              0.00

MetLife Conservative to Moderate Allocation
  Division....................................     2005         9.99           10.25             53.68
                                                   2006        10.25           10.67             53.68
                                                   2007        10.67           10.62             92.32
                                                   2008        10.62            7.90            137.12

MetLife Moderate Allocation Division..........     2005         9.99           10.48              0.00
                                                   2006        10.48           11.13             46.98
                                                   2007        11.13           11.02             46.98
                                                   2008        11.02            7.47             46.98

TABLE II (4% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

MetLife Moderate to Aggressive Allocation
  Division....................................     2005       $ 9.99          $10.70              0.00
                                                   2006        10.70           11.60              0.00
                                                   2007        11.60           11.44             24.93
                                                   2008        11.44            7.04             24.93

AT 1.50 M & E BAND:

American Funds Bond Division(c)...............     2006        10.31           10.54            121.74
                                                   2007        10.54           10.31            182.20
                                                   2008        10.31            8.86            182.20

American Funds Global Small Capitalization
  Division....................................     2006        20.77           20.82              2.60
                                                   2007        20.82           23.94              9.62
                                                   2008        23.94           10.53              8.32

American Funds Growth Division................     2006        63.21           63.45             20.41
                                                   2007        63.45           67.51             25.09
                                                   2008        67.51           35.82             25.09

American Funds Growth-Income Division.........     2006        43.73           46.12              0.00
                                                   2007        46.12           45.88              0.81
                                                   2008        45.88           27.00              0.81

TABLE III (5% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation Division
  Class(C)(f).................................     2008       $10.00          $ 6.78             0.00

American Funds Bond Division (Class 2)(c).....     2006         9.46            9.61             0.00
                                                   2007         9.61            9.31             0.00
                                                   2008         9.31            7.93             0.00

American Funds Global Small Capitalization
  Division (Class 2)..........................     2004        14.01           15.42             0.00
                                                   2005        15.42           18.38             0.00
                                                   2006        18.38           21.56             0.00
                                                   2007        21.56           24.62             0.00
                                                   2008        24.62           10.76             0.00

American Funds Growth Allocation Division
  Class(C)(f).................................     2008         9.99            6.15             0.00

American Funds Growth Division (Class 2)......     2004        58.24           61.67             0.00
                                                   2005        61.67           68.11             0.00
                                                   2006        68.11           70.99             0.00
                                                   2007        70.99           74.99             0.00
                                                   2008        74.99           39.51             0.00

American Funds Growth-Income Division (Class
  2)..........................................     2004        44.82           47.08             0.00
                                                   2005        47.08           47.36             0.00
                                                   2006        47.36           51.60             0.00
                                                   2007        51.60           50.97             0.00
                                                   2008        50.97           29.79             0.00

American Funds Moderate Allocation Division
  Class(C)(f).................................     2008        10.01            7.43             0.00

BlackRock Aggressive Growth Division..........     2004        19.22           20.76             0.00
                                                   2005        20.76           21.79             0.00
                                                   2006        21.79           21.95             0.00
                                                   2007        21.95           24.81             0.00
                                                   2008        24.81           12.63             0.00

TABLE III (5% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

BlackRock Bond Income Division................     2004       $21.06          $21.26             0.00
                                                   2005        21.26           20.64             0.00
                                                   2006        20.64           20.33             0.00
                                                   2007        20.33           20.27             0.00
                                                   2008        20.27           18.36             0.00

BlackRock Diversified Division................     2004        19.04           20.01             0.00
                                                   2005        20.01           19.56             0.00
                                                   2006        19.56           20.39             0.00
                                                   2007        20.39           20.25             0.00
                                                   2008        20.25           14.29             0.00

BlackRock Large Cap Core Division*(d).........     2007        33.49           32.72             0.00
                                                   2008        32.72           19.31             0.00

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust).................     2004        28.78           30.94             0.00
                                                   2005        30.94           30.39             0.00
                                                   2006        30.39           32.72             0.00
                                                   2007        32.72           33.79             0.00

BlackRock Large Cap Value Division............     2004         9.96           10.71             0.00
                                                   2005        10.71           10.75             0.00
                                                   2006        10.75           12.11            10.19
                                                   2007        12.11           11.74            10.19
                                                   2008        11.74            7.16            10.19

BlackRock Legacy Large Cap Growth Division....     2004        16.65           17.78             0.00
                                                   2005        17.78           18.04             0.00
                                                   2006        18.04           17.73             0.00
                                                   2007        17.73           19.74             0.00
                                                   2008        19.74           11.75             0.00

BlackRock Strategic Value Division............     2004        14.10           15.45             0.00
                                                   2005        15.45           15.26             0.00
                                                   2006        15.26           16.81             0.00
                                                   2007        16.81           15.22             0.00
                                                   2008        15.22            8.79             0.00

TABLE III (5% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Clarion Global Real Estate Division...........     2004       $ 9.99          $12.50             0.00
                                                   2005        12.50           13.46             0.00
                                                   2006        13.46           17.51             3.74
                                                   2007        17.51           13.99             3.74
                                                   2008        13.99            7.67             3.74

Davis Venture Value Division..................     2004        20.52           21.51             0.00
                                                   2005        21.51           22.49             0.00
                                                   2006        22.49           24.32            12.20
                                                   2007        24.32           23.86            12.20
                                                   2008        23.86           13.57            13.30

FI Large Cap Division.........................     2006        10.82           10.61             0.00
                                                   2007        10.61           10.34             0.00
                                                   2008        10.34            5.35             0.00

FI Mid Cap Opportunities Division.............     2004        11.42           12.52             0.00
                                                   2005        12.52           12.69             0.00
                                                   2006        12.69           13.39             0.00
                                                   2007        13.39           13.62             0.00
                                                   2008        13.62            5.70             0.00

FI Value Leaders Division.....................     2004        15.68           17.23             0.00
                                                   2005        17.23           18.09             0.00
                                                   2006        18.09           19.11             4.46
                                                   2007        19.11           18.67             4.46
                                                   2008        18.67           10.69             4.46

Franklin Templeton Small Cap Growth Division..     2004         7.93            8.56             0.00
                                                   2005         8.56            8.49             0.00
                                                   2006         8.49            8.81             0.00
                                                   2007         8.81            8.64             0.00
                                                   2008         8.64            4.77             0.00

TABLE III (5% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Harris Oakmark Focused Value Division.........     2004       $20.53          $21.70             0.00
                                                   2005        21.70           22.63             0.00
                                                   2006        22.63           24.01             0.00
                                                   2007        24.01           20.98             0.00
                                                   2008        20.98           10.62             0.00

Harris Oakmark International Division.........     2004        11.00           12.44             0.00
                                                   2005        12.44           13.51             0.00
                                                   2006        13.51           16.47             4.05
                                                   2007        16.47           15.31             4.05
                                                   2008        15.31            8.51             4.95

Janus Forty Division(e).......................     2007        44.43           52.80             0.00
                                                   2008        52.80           28.80             0.00

Jennison Growth Division(a)...................     2005         3.39            3.96             0.00
                                                   2006         3.96            3.81             0.00
                                                   2007         3.81            4.00             0.00
                                                   2008         4.00            2.38             0.00

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)........................     2004         3.67            3.73             0.00
                                                   2005         3.73            3.36             0.00

Julius Baer International Stock Division......     2004         7.51            8.36             0.00
                                                   2005         8.36            9.34             0.00
                                                   2006         9.34           10.27             0.00
                                                   2007        10.27           10.63             0.00
                                                   2008        10.63            5.57             0.00

Lazard Mid Cap Division.......................     2004        11.48           12.08             0.00
                                                   2005        12.08           12.41             0.00
                                                   2006        12.41           13.46             4.65
                                                   2007        13.46           12.31             4.65
                                                   2008        12.31            7.14             4.65

TABLE III (5% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Legg Mason Partners Aggressive Growth
  (formerly Janus Aggressive Growth)..........     2004       $ 5.90          $ 6.25             0.00
                                                   2005         6.25            6.75             0.00
                                                   2006         6.75            6.27             0.00
                                                   2007         6.27            6.03             0.00
                                                   2008         6.03            3.45             0.00

Legg Mason Value Equity.......................     2006         7.45            7.74             0.00
                                                   2007         7.74            6.85             0.00
                                                   2008         6.85            2.92             0.00

Legg Mason Value Equity Division (formerly
  MFS(R) Investors Trust Division)............     2004         6.45            6.97             0.00
                                                   2005         6.97            7.08             0.00
                                                   2006         7.08            7.32             0.00

Lehman Brothers(R) Aggregate Bond Index
  Division....................................     2004        10.25           10.28             0.00
                                                   2005        10.28            9.95             0.00
                                                   2006         9.95            9.77             0.00
                                                   2007         9.77            9.80             0.00
                                                   2008         9.80            9.73             0.00

Loomis Sayles Small Cap Division..............     2004        16.53           18.24             0.00
                                                   2005        18.24           18.50             0.00
                                                   2006        18.50           20.37             0.00
                                                   2007        20.37           21.38             0.00
                                                   2008        21.38           12.85             0.00

Lord Abbett Bond Debenture Division...........     2004        12.07           12.53             0.00
                                                   2005        12.53           12.08             0.00
                                                   2006        12.08           12.47             0.00
                                                   2007        12.47           12.50             0.00
                                                   2008        12.50            9.57             0.00

TABLE III (5% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Met/AIM Small Cap Growth Division.............     2004       $10.39          $10.85             0.00
                                                   2005        10.85           11.16             0.00
                                                   2006        11.16           12.05             0.00
                                                   2007        12.05           12.59             0.00
                                                   2008        12.59            7.25             0.00

Met/Franklin Income Division(f)...............     2008         9.99            7.73             0.00

Met/Franklin Mutual Shares Division(f)........     2008         9.99            6.38             0.00

Met/Franklin Templeton Founding Strategy
  Division(f).................................     2008         9.99            6.80             0.00

Met/Templeton Growth Division(f)..............     2008         9.99            6.35             0.00

MetLife Mid Cap Stock Index Division..........     2004        10.20           11.13             0.00
                                                   2005        11.13           11.85             0.00
                                                   2006        11.85           12.31             4.99
                                                   2007        12.31           12.44             4.99
                                                   2008        12.44            7.44             4.99

MetLife Stock Index Division..................     2004        20.82           21.98             0.00
                                                   2005        21.98           21.81             0.00
                                                   2006        21.81           23.76             0.00
                                                   2007        23.76           23.45             0.00
                                                   2008        23.45           13.83             0.00

MFS(R) Research International Division........     2004         8.71            9.74             0.00
                                                   2005         9.74           10.78             0.00
                                                   2006        10.78           12.91             0.00
                                                   2007        12.91           13.75             0.00
                                                   2008        13.75            7.45             0.00

MFS(R) Total Return Division..................     2004        20.33           21.54             0.00
                                                   2005        21.54           21.06             0.00
                                                   2006        21.06           22.29             0.00
                                                   2007        22.29           21.82             0.00
                                                   2008        21.82           15.93             0.00

TABLE III (5% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

MFS(R) Value Division.........................     2004       $10.02          $10.54             0.00
                                                   2005        10.54            9.85             0.00
                                                   2006         9.85           10.98             5.80
                                                   2007        10.98            9.91             5.80
                                                   2008         9.91            6.17             5.80

Morgan Stanley EAFE(R) Index Division.........     2004         7.90            8.95             0.00
                                                   2005         8.95            9.61             0.00
                                                   2006         9.61           11.40             0.00
                                                   2007        11.40           11.85             0.00
                                                   2008        11.85            6.44             0.00

Neuberger Berman Mid Cap Value Division.......     2004        15.33           17.43             0.00
                                                   2005        17.43           18.54             0.00
                                                   2006        18.54           19.50             6.43
                                                   2007        19.50           18.92             6.43
                                                   2008        18.92            9.34             7.10

Oppenheimer Capital Appreciation Division(b)..     2005         6.51            6.85             0.00
                                                   2006         6.85            6.93             0.00
                                                   2007         6.93            7.45             0.00
                                                   2008         7.45            3.79             0.00

Oppenheimer Global Equity Division............     2004         9.93           11.16             0.00
                                                   2005        11.16           12.31             0.00
                                                   2006        12.31           13.54             0.00
                                                   2007        13.54           13.53             0.00
                                                   2008        13.53            7.56             0.00

PIMCO Inflation Protected Bond Division(c)....     2006         9.54            9.33             0.00
                                                   2007         9.33            9.72             0.00
                                                   2008         9.72            8.51             0.00

TABLE III (5% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

PIMCO Total Return Division...................     2004       $10.42          $10.53             0.00
                                                   2005        10.53           10.23             0.00
                                                   2006        10.23           10.11            11.44
                                                   2007        10.11           10.23            11.44
                                                   2008        10.23            9.66            12.56

RCM Technology Division.......................     2004         3.72            3.78             0.00
                                                   2005         3.78            3.98             0.00
                                                   2006         3.98            3.97             0.00
                                                   2007         3.97            4.91             0.00
                                                   2008         4.91            2.56             2.72

Russell 2000(R) Index Division................     2004        11.13           12.41             0.00
                                                   2005        12.41           12.31             0.00
                                                   2006        12.31           13.69             0.00
                                                   2007        13.69           12.65             0.00
                                                   2008        12.65            7.89             0.00

SSgA Growth ETF Division(c)...................     2006        10.41           10.76             0.00
                                                   2007        10.76           10.68             0.00
                                                   2008        10.68            6.73             0.00

SSgA Growth and Income ETF Division(c)........     2006        10.22           10.52             0.00
                                                   2007        10.52           10.42             0.00
                                                   2008        10.42            7.34             0.00

T. Rowe Price Large Cap Growth Division.......     2004         9.22            9.74             0.00
                                                   2005         9.74            9.84             0.00
                                                   2006         9.84           10.51             5.94
                                                   2007        10.51           10.78             5.94
                                                   2008        10.78            5.88             5.94

T. Rowe Price Mid Cap Growth Division.........     2004         5.61            6.19             0.00
                                                   2005         6.19            6.75             0.00
                                                   2006         6.75            6.78             0.00
                                                   2007         6.78            7.50             0.00
                                                   2008         7.50            4.25             0.00

TABLE III (5% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth Division.......     2004       $ 9.64          $10.02             0.00
                                                   2005        10.02           10.54             0.00
                                                   2006        10.54           10.33             0.00
                                                   2007        10.33           10.64             0.00
                                                   2008        10.64            6.37             0.00

Western Asset Management Strategic Bond
  Opportunities Division......................     2004        13.40           13.84             0.00
                                                   2005        13.84           13.49             0.00
                                                   2006        13.49           13.37             0.00
                                                   2007        13.37           13.04             0.00
                                                   2008        13.04           10.39             0.00

Western Asset Management U.S. Government
  Division....................................     2004        11.07           11.04             0.00
                                                   2005        11.04           10.64             0.00
                                                   2006        10.64           10.46             0.00
                                                   2007        10.46           10.23             0.00
                                                   2008        10.23            9.57             0.00

MetLife Aggressive Allocation Division........     2005         9.99           10.80             0.00
                                                   2006        10.80           11.75             0.00
                                                   2007        11.75           11.41             0.00
                                                   2008        11.41            6.39             0.00

MetLife Conservative Allocation Division......     2005         9.99            9.97             0.00
                                                   2006         9.97           10.06             0.00
                                                   2007        10.06            9.99             0.00
                                                   2008         9.99            8.04             0.00

MetLife Conservative to Moderate Allocation
  Division....................................     2005         9.99           10.18             0.00
                                                   2006        10.18           10.50             0.00
                                                   2007        10.50           10.35             0.00
                                                   2008        10.35            7.63             0.00

MetLife Moderate Allocation Division..........     2005         9.99           10.41             0.00
                                                   2006        10.41           10.95             0.00
                                                   2007        10.95           10.74             0.00
                                                   2008        10.74            7.21             0.00

TABLE III (5% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

MetLife Moderate to Aggressive Allocation
  Division....................................     2005       $ 9.99          $10.63             0.00
                                                   2006        10.63           11.42             0.00
                                                   2007        11.42           11.15             0.00
                                                   2008        11.15            6.80             0.00

AT 1.50 M & E BAND:

American Funds Bond Division(c)...............     2006         9.46            9.61             0.00
                                                   2007         9.61            9.31             0.00
                                                   2008         9.31            7.92             1.24

American Funds Global Small Capitalization
  Division....................................     2006        19.23           19.16             7.10
                                                   2007        19.16           21.82             3.55
                                                   2008        21.82            9.51             4.18

American Funds Growth Division................     2006        51.09           50.96             6.29
                                                   2007        50.96           53.70             6.29
                                                   2008        53.70           28.22             6.29

American Funds Growth-Income Division.........     2006        35.35           37.05             4.99
                                                   2007        37.05           36.50             4.99
                                                   2008        36.50           21.27             5.69

TABLE IV (6% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation Division
  Class(C)(f).................................     2008       $10.00          $ 6.74             0.00

American Funds Bond Division (Class 2)(c).....     2006         8.69            8.77             0.00
                                                   2007         8.77            8.42             0.00
                                                   2008         8.42            7.10             0.00

American Funds Global Small Capitalization
  Division (Class 2)..........................     2004        13.24           14.48             0.00
                                                   2005        14.48           17.09             0.00
                                                   2006        17.09           19.86             0.00
                                                   2007        19.86           22.46             0.00
                                                   2008        22.46            9.72             0.00

American Funds Growth Allocation Division
  Class(C)(f).................................     2008         9.99            6.11             0.00

American Funds Growth Division (Class 2)......     2004        48.07           50.58             0.00
                                                   2005        50.58           55.33             0.00
                                                   2006        55.33           57.14             0.00
                                                   2007        57.14           59.79             0.00
                                                   2008        59.79           31.20             0.00

American Funds Growth-Income Division (Class
  2)..........................................     2004        36.99           38.62             0.00
                                                   2005        38.62           38.48             0.00
                                                   2006        38.48           41.53             0.00
                                                   2007        41.53           40.63             0.00
                                                   2008        40.63           23.52             0.00

American Funds Moderate Allocation Division
  Class(C)(f).................................     2008        10.01            7.39             0.00

BlackRock Aggressive Growth Division..........     2004        16.51           17.73             0.00
                                                   2005        17.73           18.43             0.00
                                                   2006        18.43           18.38             0.00
                                                   2007        18.38           20.59             0.00
                                                   2008        20.59           10.38             0.00

TABLE IV (6% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

BlackRock Bond Income Division................     2004       $17.31          $17.36             0.00
                                                   2005        17.36           16.70             0.00
                                                   2006        16.70           16.29             0.00
                                                   2007        16.29           16.09             0.00
                                                   2008        16.09           14.44             0.00

BlackRock Diversified Division................     2004        16.08           16.80             0.00
                                                   2005        16.80           16.26             0.00
                                                   2006        16.26           16.80             0.00
                                                   2007        16.80           16.52             0.00
                                                   2008        16.52           11.55             0.00

BlackRock Large Cap Core Division*(d).........     2007        26.71           25.93             0.00
                                                   2008        25.93           15.16             0.00

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust).................     2004        23.61           25.23             0.00
                                                   2005        25.23           24.54             0.00
                                                   2006        24.54           26.17             0.00
                                                   2007        26.17           26.95             0.00

BlackRock Large Cap Value Division............     2004         9.78           10.44             0.00
                                                   2005        10.44           10.38             0.00
                                                   2006        10.38           11.59             0.00
                                                   2007        11.59           11.13             0.00
                                                   2008        11.13            6.72             0.00

BlackRock Legacy Large Cap Growth Division....     2004        15.22           16.15             0.00
                                                   2005        16.15           16.23             0.00
                                                   2006        16.23           15.80             0.00
                                                   2007        15.80           17.42             0.00
                                                   2008        17.42           10.27             0.00

BlackRock Strategic Value Division............     2004        13.59           14.81             0.00
                                                   2005        14.81           14.49             0.00
                                                   2006        14.49           15.81             0.00
                                                   2007        15.81           14.18             0.00
                                                   2008        14.18            8.11             0.00

TABLE IV (6% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Clarion Global Real Estate Division...........     2004       $ 9.99          $12.42             0.00
                                                   2005        12.42           13.25             0.00
                                                   2006        13.25           17.07             7.00
                                                   2007        17.07           13.51             6.99
                                                   2008        13.51            7.34             7.00

Davis Venture Value Division..................     2004        18.75           19.54             0.00
                                                   2005        19.54           20.23             0.00
                                                   2006        20.23           21.67             0.00
                                                   2007        21.67           21.06             0.00
                                                   2008        21.06           11.86             0.00

FI Large Cap Division.........................     2006         9.87            9.62             0.00
                                                   2007         9.62            9.29             0.00
                                                   2008         9.29            4.76             0.00

FI Mid Cap Opportunities Division.............     2004        10.66           11.62             0.00
                                                   2005        11.62           11.67             0.00
                                                   2006        11.67           12.20             0.00
                                                   2007        12.20           12.29             0.00
                                                   2008        12.29            5.10             0.00

FI Value Leaders Division.....................     2004        14.12           15.43             0.00
                                                   2005        15.43           16.04             0.00
                                                   2006        16.04           16.78             0.00
                                                   2007        16.78           16.25             0.00
                                                   2008        16.25            9.21             0.00

Franklin Templeton Small Cap Growth Division..     2004         7.71            8.26             0.00
                                                   2005         8.26            8.12             0.00
                                                   2006         8.12            8.35             0.00
                                                   2007         8.35            8.11             0.00
                                                   2008         8.11            4.43             0.00

TABLE IV (6% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Harris Oakmark Focused Value Division.........     2004       $18.49          $19.43             0.00
                                                   2005        19.43           20.07             0.00
                                                   2006        20.07           21.09             0.00
                                                   2007        21.09           18.25             0.00
                                                   2008        18.25            9.16             0.00

Harris Oakmark International Division.........     2004        10.74           12.07             0.00
                                                   2005        12.07           12.98             0.00
                                                   2006        12.98           15.67             0.00
                                                   2007        15.67           14.43             0.00
                                                   2008        14.43            7.94             0.00

Janus Forty Division(e).......................     2007        35.01           41.34             0.00
                                                   2008        41.34           22.34             0.00

Jennison Growth Division(a)...................     2005         3.23            3.75             0.00
                                                   2006         3.75            3.58             0.00
                                                   2007         3.58            3.71             0.00
                                                   2008         3.71            2.19             0.00

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)........................     2004         3.53            3.57             0.00
                                                   2005         3.57            3.20             0.00

Julius Baer International Stock Division......     2004         6.64            7.34             0.00
                                                   2005         7.34            8.13             0.00
                                                   2006         8.13            8.85            12.65
                                                   2007         8.85            9.08            12.65
                                                   2008         9.08            4.71            12.65

Lazard Mid Cap Division.......................     2004        11.21           11.72             0.00
                                                   2005        11.72           11.92             0.00
                                                   2006        11.92           12.81             0.00
                                                   2007        12.81           11.61             0.00
                                                   2008        11.61            6.67             0.00

TABLE IV (6% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Legg Mason Partners Aggressive Growth
  (formerly Janus Aggressive Growth)..........     2004       $ 5.72          $ 6.02             0.00
                                                   2005         6.02            6.44             0.00
                                                   2006         6.44            5.93             0.00
                                                   2007         5.93            5.65             0.00
                                                   2008         5.65            3.20             0.00

Legg Mason Value Equity.......................     2006         6.97            7.20             0.00
                                                   2007         7.20            6.31             0.00
                                                   2008         6.31            2.66             0.00

Legg Mason Value Equity Division (formerly
  MFS(R) Investors Trust Division)............     2004         6.15            6.61             0.00
                                                   2005         6.61            6.65             0.00
                                                   2006         6.65            6.85             0.00

Lehman Brothers(R) Aggregate Bond Index
  Division....................................     2004         9.73            9.70             0.00
                                                   2005         9.70            9.30             0.00
                                                   2006         9.30            9.05             0.00
                                                   2007         9.05            8.99             0.00
                                                   2008         8.99            8.84             0.00

Loomis Sayles Small Cap Division..............     2004        15.03           16.49             0.00
                                                   2005        16.49           16.56             0.00
                                                   2006        16.56           18.06             0.00
                                                   2007        18.06           18.78             0.00
                                                   2008        18.78           11.18             0.00

Lord Abbett Bond Debenture Division...........     2004        11.18           11.54             0.00
                                                   2005        11.54           11.03             0.00
                                                   2006        11.03           11.27             0.00
                                                   2007        11.27           11.19             0.00
                                                   2008        11.19            8.48             0.00

TABLE IV (6% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Met/AIM Small Cap Growth Division.............     2004       $10.14          $10.52             0.00
                                                   2005        10.52           10.72             0.00
                                                   2006        10.72           11.47             0.00
                                                   2007        11.47           11.87             0.00
                                                   2008        11.87            6.77             0.00

Met/Franklin Income Division(f)...............     2008         9.99            7.68             0.00

Met/Franklin Mutual Shares Division(f)........     2008         9.99            6.34             0.00

Met/Franklin Templeton Founding Strategy
  Division(f).................................     2008         9.99            6.76             0.00

Met/Templeton Growth Division(f)..............     2008         9.99            6.31             0.00

MetLife Mid Cap Stock Index Division..........     2004         9.83           10.66             0.00
                                                   2005        10.66           11.25             0.00
                                                   2006        11.25           11.57             0.00
                                                   2007        11.57           11.59             0.00
                                                   2008        11.59            6.86             0.00

MetLife Stock Index Division..................     2004        18.23           19.13             0.00
                                                   2005        19.13           18.80             0.00
                                                   2006        18.80           20.28            10.93
                                                   2007        20.28           19.83            10.93
                                                   2008        19.83           11.59            10.93

MFS(R) Research International Division........     2004         8.45            9.39             0.00
                                                   2005         9.39           10.29             0.00
                                                   2006        10.29           12.21             0.00
                                                   2007        12.21           12.88             0.00
                                                   2008        12.88            6.91             0.00

MFS(R) Total Return Division..................     2004        17.30           18.21             0.00
                                                   2005        18.21           17.64             0.00
                                                   2006        17.64           18.49             5.83
                                                   2007        18.49           17.93             5.83
                                                   2008        17.93           12.97             5.83

TABLE IV (6% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

MFS(R) Value Division.........................     2004       $ 9.51          $ 9.94             0.00
                                                   2005         9.94            9.21             0.00
                                                   2006         9.21           10.16             0.00
                                                   2007        10.16            9.08             0.00
                                                   2008         9.08            5.61             0.00

Morgan Stanley EAFE(R) Index Division.........     2004         7.50            8.44             0.00
                                                   2005         8.44            8.98             0.00
                                                   2006         8.98           10.55             0.00
                                                   2007        10.55           10.86             0.00
                                                   2008        10.86            5.85             0.00

Neuberger Berman Mid Cap Value Division.......     2004        14.55           16.44             0.00
                                                   2005        16.44           17.33             0.00
                                                   2006        17.33           18.05             0.00
                                                   2007        18.05           17.35             0.00
                                                   2008        17.35            8.48             0.00

Oppenheimer Capital Appreciation Division(b)..     2005         6.25            6.54             0.00
                                                   2006         6.54            6.56             0.00
                                                   2007         6.56            6.98             0.00
                                                   2008         6.98            3.51             0.00

Oppenheimer Global Equity Division............     2004         9.28           10.36             0.00
                                                   2005        10.36           11.32             0.00
                                                   2006        11.32           12.34             0.00
                                                   2007        12.34           12.21             0.00
                                                   2008        12.21            6.76             0.00

PIMCO Inflation Protected Bond Division(c)....     2006         9.27            9.01            10.92
                                                   2007         9.01            9.30            10.92
                                                   2008         9.30            8.07            10.92

TABLE IV (6% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

PIMCO Total Return Division...................     2004       $10.11          $10.15             0.00
                                                   2005        10.15            9.77             0.00
                                                   2006         9.77            9.57             0.00
                                                   2007         9.57            9.58             0.00
                                                   2008         9.58            8.96             0.00

RCM Technology Division.......................     2004         3.61            3.64             0.00
                                                   2005         3.64            3.80             0.00
                                                   2006         3.80            3.75             0.00
                                                   2007         3.75            4.60             0.00
                                                   2008         4.60            2.38             0.00

Russell 2000(R) Index Division................     2004        10.56           11.71             0.00
                                                   2005        11.71           11.50             0.00
                                                   2006        11.50           12.67             0.00
                                                   2007        12.67           11.60             0.00
                                                   2008        11.60            7.16             0.00

SSgA Growth ETF Division(c)...................     2006        10.35           10.63             0.00
                                                   2007        10.63           10.46             0.00
                                                   2008        10.46            6.53             0.00

SSgA Growth and Income ETF Division(c)........     2006        10.17           10.39             0.00
                                                   2007        10.39           10.20             0.00
                                                   2008        10.20            7.12             0.00

T. Rowe Price Large Cap Growth Division.......     2004         8.75            9.19             0.00
                                                   2005         9.19            9.20             0.00
                                                   2006         9.20            9.73             0.00
                                                   2007         9.73            9.89             0.00
                                                   2008         9.89            5.34             0.00

T. Rowe Price Mid Cap Growth Division.........     2004         5.44            5.97             0.00
                                                   2005         5.97            6.44             0.00
                                                   2006         6.44            6.41             0.00
                                                   2007         6.41            7.02             0.00
                                                   2008         7.02            3.94             0.00

TABLE IV (6% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth Division.......     2004       $ 9.01          $ 9.30             0.00
                                                   2005         9.30            9.69             0.00
                                                   2006         9.69            9.41             0.00
                                                   2007         9.41            9.60             0.00
                                                   2008         9.60            5.69             0.00

Western Asset Management Strategic Bond
  Opportunities Division......................     2004        12.24           12.56             0.00
                                                   2005        12.56           12.13             0.00
                                                   2006        12.13           11.92             0.00
                                                   2007        11.92           11.51             0.00
                                                   2008        11.51            9.09             0.00

Western Asset Management U.S. Government
  Division....................................     2004        10.12           10.03             0.00
                                                   2005        10.03            9.57             0.00
                                                   2006         9.57            9.32             0.00
                                                   2007         9.32            9.03             0.00
                                                   2008         9.03            8.37             0.00

MetLife Aggressive Allocation Division........     2005         9.99           10.73             0.00
                                                   2006        10.73           11.56             0.00
                                                   2007        11.56           11.12             0.00
                                                   2008        11.12            6.17             0.00

MetLife Conservative Allocation Division......     2005         9.99            9.91             0.00
                                                   2006         9.91            9.90             0.00
                                                   2007         9.90            9.74             0.00
                                                   2008         9.74            7.76             0.00

MetLife Conservative to Moderate Allocation
  Division....................................     2005         9.99           10.12             0.00
                                                   2006        10.12           10.34             0.00
                                                   2007        10.34           10.09             0.00
                                                   2008        10.09            7.37             0.00

MetLife Moderate Allocation Division..........     2005         9.99           10.34             0.00
                                                   2006        10.34           10.78             0.00
                                                   2007        10.78           10.47             0.00
                                                   2008        10.47            6.96             0.00

TABLE IV (6% AIR)
-----------------------------------------------------------------------------------------------------------

                                                           BEGINNING OF    END OF YEAR        NUMBER OF
                                                           YEAR ANNUITY      ANNUITY           ANNUITY
INVESTMENT DIVISION                                YEAR     UNIT VALUE      UNIT VALUE    UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

MetLife Moderate to Aggressive Allocation
  Division....................................     2005       $ 9.99          $10.56             0.00
                                                   2006        10.56           11.24             0.00
                                                   2007        11.24           10.87             0.00
                                                   2008        10.87            6.57             0.00

AT 1.50 M & E BAND:

American Funds Bond Division(c)...............     2006         8.69            8.77             0.00
                                                   2007         8.77            8.42             0.00
                                                   2008         8.42            7.09             0.00

American Funds Global Small Capitalization
  Division....................................     2006        17.83           17.65             0.00
                                                   2007        17.65           19.91             0.00
                                                   2008        19.91            8.59             0.00

American Funds Growth Division................     2006        41.38           41.02             0.00
                                                   2007        41.02           42.81             0.00
                                                   2008        42.81           22.28             0.00

American Funds Growth-Income Division.........     2006        28.63           29.81             0.00
                                                   2007        29.81           29.09             0.00
                                                   2008        29.09           16.80             0.00



---------

a THE ASSETS OF THE MET/PUTNAM VOYAGER DIVISION WERE MERGED INTO JENNISON GROWTH DIVISION PRIOR TO OPENING OF BUSINESS ON MAY 2, 2005. ACCUMULATION UNIT VALUES PRIOR TO MAY 2, 2005 ARE THOSE OF MET/PUTNAM VOYAGER DIVISION.

b     INCEPTION DATE: MAY 1, 2005.

c     INCEPTION DATE: MAY 1, 2006.

d THE ASSETS OF BLACKROCK LARGE CAP DIVISION (FORMERLY BLACKROCK INVESTMENT TRUST DIVISION) OF THE METROPOLITAN FUND WERE MERGED INTO THE BLACKROCK LARGE CAP CORE DIVISION OF THE MET INVESTORS FUND ON APRIL 30, 2007. ACCUMULATION UNIT VALUES PRIOR TO APRIL 30, 2007 ARE THOSE OF THE BLACKROCK LARGE CAP DIVISION.

e     INCEPTION DATE: APRIL 30, 2007.

f     INCEPTION DATE: APRIL 28, 2008.

* WE ARE WAIVING A PORTION OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE CAP CORE PORTFOLIO. PLEASE SEE THE TABLE OF EXPENSES FOR MORE INFORMATION.

APPENDIX B

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Income Annuity.

                                                      Non-Qualified Income Annuities      Qualified Income Annuities(1)
                                                      ------------------------------      -----------------------------
California......................................                   2.35%                                0.5%
Florida.........................................                    1.0%                                1.0%(2)
Maine...........................................                    2.0%                                 --
Nevada..........................................                    3.5%                                 --
Puerto Rico.....................................                   1.00%                               1.00%
South Dakota(3).................................                   1.25%                                 --
West Virginia...................................                    1.0%                                1.0%
Wyoming.........................................                    1.0%                                 --



---------

(1) PREMIUM TAX RATES APPLICABLE TO QUALIFIED INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADING "QUALIFIED INCOME ANNUITIES."

(2) ANNUITY PREMIUMS ARE EXEMPT FROM TAXATION PROVIDED THE TAX SAVINGS ARE PASSED BACK TO THE CONTRACTHOLDERS, OTHERWISE, THEY ARE TAXABLE AT 1%. [METLIFE PASSES THE TAX SAVINGS BACK TO CONTRACTHOLDERS AND, THEREFORE, ANNUITY PREMIUMS ARE EXEMPT FROM TAXATION.]

(3) SPECIAL RATE APPLIES FOR LARGE CASE ANNUITY POLICIES. RATE IS 8/100 OF 1% FOR THAT PORTION OF THE ANNUITY CONSIDERATIONS RECEIVED ON A CONTRACT EXCEEDING $500,000 ANNUALLY. SPECIAL RATE ON LARGE CASE POLICIES IS NOT SUBJECT TO RETALIATION.

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES


Series Fund/Trust                        Legal Name of Portfolio Series                 Marketing Name
-----------------                      ----------------------------------     ----------------------------------
AMERICAN FUNDS INSURANCE SERIES(R)                  Bond Fund                      American Funds Bond Fund
AMERICAN FUNDS INSURANCE SERIES(R)      Global Small Capitalization Fund          American Funds Global Small
                                                                                      Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES(R)             Growth-Income Fund              American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES(R)                 Growth Fund                    American Funds Growth Fund
METROPOLITAN SERIES FUND, INC.         FI Mid Cap Opportunities Portfolio     FI Mid Cap Opportunities Portfolio
                                                                                          (Fidelity)
METROPOLITAN SERIES FUND, INC.             FI Value Leaders Portfolio             FI Value Leaders Portfolio
                                                                                          (Fidelity)

APPENDIX D

ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or a name change. The chart identifies the former name and new name of each of these Portfolios.

PORTFOLIO MERGER


              FORMER PORTFOLIO                                 NEW PORTFOLIO
-------------------------------------------     -------------------------------------------
METROPOLITAN FUND                               METROPOLITAN FUND
  FI Large Cap Portfolio                          BlackRock Legacy Large Cap Growth
                                                  Portfolio


PORTFOLIO NAME CHANGES


                FORMER NAME                                       NEW NAME
-------------------------------------------     -------------------------------------------
MET INVESTORS FUND                              MET INVESTORS FUND
  Cyclical Growth and Income ETF Portfolio        SSgA Growth and Income ETF Portfolio
  Cyclical Growth ETF Portfolio                   SSgA Growth ETF Portfolio
METROPOLITAN FUND                               METROPOLITAN FUND
  Franklin Templeton Small Cap Growth             Loomis Sayles Small Cap Growth Portfolio
  Portfolio
  Harris Oakmark Focused Value Portfolio          Met/Artisan Mid Cap Value Portfolio
  Julius Baer International Stock Portfolio       Artio International Stock Portfolio
                                                  Barclays Capital Aggregate Bond Index
  Lehman Brothers(R) Aggregate Bond Index         Portfolio
  Portfolio                                       Loomis Sayles Small Cap Core Portfolio
  Loomis Sayles Small Cap Portfolio

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] American Funds Insurance Series(R)

[ ] I have changed my address. My current address is:



----------------------------------------
            (Contract Number)                 Name ---------------------------------

                                            Address --------------------------------

----------------------------------------             -------------------------------
               (Signature)                                                       zip



Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893